(Shares Offered–Exchange Ticker Symbol)

> AB Growth Fund

(Class A–AGRFX; Class C–AGRCX; Class R–AGFRX; Class K–AGFKX; Class I–AGFIX; Advisor Class–AGRYX)

> AB Large Cap Growth Fund

(Class A–APGAX; Class C–APGCX; Class R–ABPRX; Class K–ALCKX; Class I–ALLIX; Class Z–APGZX; Advisor Class–APGYX)

> AB Concentrated Growth Fund

(Class A–WPASX; Class C–WPCSX; Advisor Class–WPSGX; Class R–WPRSX; Class K–WPSKX; Class I–WPSIX; Class Z–WPSZX)

> AB Discovery Growth Fund

(Class A–CHCLX; Class C–CHCCX; Class R–CHCRX; Class K–CHCKX; Class I–CHCIX; Class Z–CHCZX; Advisor Class–CHCYX)

> AB Small Cap Growth Portfolio

(Class A–QUASX; Class C–QUACX; Class R–QUARX; Class K–QUAKX; Class I–QUAIX; Class Z–QUAZX; Advisor Class–QUAYX)

> AB Select US Equity Portfolio

(Class A–AUUAX; Class C–AUUCX; Advisor Class–AUUYX; Class R-AUURX; Class K–AUUKX; Class I–AUUIX)

> AB Select US Long/Short Portfolio

(Class A–ASLAX; Class C–ASCLX; Advisor Class–ASYLX; Class R–ASRLX; Class K–ASLKX; Class I–ASILX)

> AB Sustainable Global Thematic Fund

(Class A–ALTFX; Class C–ATECX; Class R–ATERX; Class K–ATEKX; Class I–AGTIX; Advisor Class–ATEYX; Class Z–ATEZX)

> AB Sustainable International Thematic Fund

(Class A–AWPAX; Class C–AWPCX; Class R–AWPRX; Class K–AWPKX; Class I–AWPIX; Advisor Class–AWPYX; Class Z–AWPZX)

> AB Global Core Equity Portfolio

(Class A–GCEAX; Class C–GCECX; Advisor Class–GCEYX)

> AB International Low Volatility Equity Portfolio

(Class A–ISARX; Class C–ISCRX; Advisor Class– ISRYX; Class Z–ISZRX)

> AB Concentrated International Growth Portfolio

(Class A–CIAGX; Class C–CICGX; Advisor Class–CIGYX)

> AB Sustainable US Thematic Portfolio

(Class A–SUTAX; Class C–SUTCX; Advisor Class–FFTYX; Class Z–SUTZX)

c/o AllianceBernstein Investor Services, Inc.

P.O. Box 786003, San Antonio, Texas 78278-6003

Toll Free: (800) 221-5672

For Literature: Toll Free (800) 227-4618

STATEMENT OF ADDITIONAL INFORMATION

October 31, 2022, as revised July 5, 2023

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the current prospectus, dated October 31, 2022 (as revised July 5, 2023 for AB International Low Volatility Equity Portfolio) that offers Class A, Class C, Class R, Class K, Class I and Advisor Class shares for the AB Growth Fund (“Growth Fund”) of The AB Portfolios, and offers Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares for the AB Sustainable Global Thematic Fund (“Sustainable Global Thematic”), the AB Sustainable International Thematic Fund (“Sustainable International Thematic”), the AB Concentrated Growth Fund (“Concentrated Growth”) of the AB Cap Fund, Inc. (“AB Cap Fund”), the AB Discovery Growth Fund (“Discovery Growth”), the AB Large Cap Growth Fund (“Large Cap Growth”) and the AB Small Cap Growth Portfolio (“Small Cap Growth”) of AB Cap Fund, and offers Class A, Class C, Class R, Class K, Class I and Advisor Class shares for the AB Select US Equity Portfolio (“Select US Equity”) and the AB Select US Long/Short Portfolio (“Select US Long/Short”) of AB Cap Fund, and offers Class A, Class C and Advisor Class shares for the AB Global Core Equity Portfolio (“Global Core Equity”) and AB Concentrated International Growth Portfolio (“Concentrated International Growth”) of AB Cap Fund, and offers Class A, Class C, Class Z and Advisor Class shares for the AB International Low Volatility Equity Portfolio (“International Low Volatility Equity”) and the AB Sustainable US Thematic Portfolio (“Sustainable US Thematic”) of AB Cap Fund (the “Prospectus”). Each of the funds listed above is hereinafter referred to as a Fund, and collectively the Funds.

Audited financial statements for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic for the year ended July 31, 2022 and audited financial statements for Sustainable International Thematic, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Low Volatility Equity, Sustainable US Thematic and Concentrated International Growth for the year or period ended June 30, 2022 are included in each Fund’s annual report to shareholders and are incorporated into the SAI by reference. Unaudited financial statements for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic for the period ended January 31, 2023 and unaudited financial statements for Sustainable International Thematic, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Low Volatility Equity, Sustainable US Thematic and Concentrated International Growth for the period ended December 31, 2022 are included in each Fund’s semi-annual report to shareholders and are incorporated into the SAI by reference. Copies of the Prospectus, each Fund’s annual report and semi-annual reports may be obtained by contacting AllianceBernstein Investor Services, Inc. (“ABIS”) at the address or the “For Literature” telephone number shown above or on the Internet at www.abfunds.com.

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The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS

Introduction to the Funds

Except as otherwise noted, the Funds' investment objective and policies described below are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors or Board of Trustees of each Fund (each a "Board" and together, the "Boards") without shareholder approval. However, no Fund will change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that a Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of a Fund's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of a Fund's acquisition of such securities or other assets. Accordingly, except with respect to borrowing, any later increases or decreases in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

Effective as of January 1, 2022, Sustainable US Thematic changed its fiscal year end to June 30.

Additional Investment Policies and Practices

The following information about the Funds' investment policies and practices supplements the information set forth in the Prospectus.

Common Stock

Common stock, also referred to as equity securities, represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility in those returns.

Convertible Securities

Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock.

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Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investors to benefit from any increases in the market price of the underlying common stock.

When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible debt and preferred securities rank senior to common stock, and convertible debt securities rank senior to preferred stock, in an issuer's capital structure. Convertible securities are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Debt Securities

Debt securities, also referred to as fixed-income securities, are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody's Investors Service, Inc. or BB or below by S&P Global Ratings, or the equivalent by any other nationally recognized statistical rating organization ("NRSRO"), or unrated but determined by AllianceBernstein, LP, the Funds' adviser ("the Adviser"), to be of comparable quality (sometimes referred to as "junk bonds"), are described by the NRSROs as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer's creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to

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meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation. There may be limited trading in the secondary market for particular debt securities, which may adversely affect the Fund's ability to accurately value or sell such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities. The Adviser attempts to reduce the risks described above through diversification of the Fund's portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by NRSROs indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a NRSRO's view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

NRSROs may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier.

Depositary Receipts

A Fund may invest in depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets; EDRs, in bearer form, are designed for use in European securities markets; and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

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Derivatives

A Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

There are four principal types of derivatives–options, futures contracts, forwards and swaps. These principal types of derivative instruments, as well as the ways they may be used by a Fund are described below. Derivatives include listed and cleared transactions where the Fund's derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral "over-the-counter" ("OTC") transactions that are privately negotiated and where the Fund's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are bilateral and privately negotiated. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, currency, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or is rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method by which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

Options. An option, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an

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amount based on an underlying asset, rate or index). Concentrated Growth will not invest in put or call options.

Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The Securities and Exchange Commission ("SEC") may adopt similar clearing and execution requirements in respect of certain security-based swaps under its jurisdiction. Privately negotiated swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility.

Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

-- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Fund's interest.

-- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

-- Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit

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risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the performance of the exchange or clearinghouse, which is the issuer or counterparty to each derivative, is supported by all the members of such exchange or clearinghouse. The performance of an exchange or clearinghouse is further supported by a daily payment system (i.e., margin requirements) operated by the exchange or clearinghouse in order to reduce overall credit risk. There is no similar intermediary support for uncleared OTC derivatives. Therefore, a Fund will effect transactions in uncleared OTC derivatives only with investment dealers and other financial institutions (such as commercial banks) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

-- Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Fund's counterparty to perform its obligations under the transaction. If the counterparty defaults, a Fund will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Fund could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Fund. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Fund to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

Recent regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. A Fund is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations. A Fund may also face the indirect risk of the failure of another clearing member customer to meet its obligations to the clearing member, causing a default by the clearing member on its obligations to the clearinghouse.

-- Illiquid Investments Risk. Illiquid investments risk exists when a particular instrument is difficult to purchase, sell or otherwise liquidate. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

-- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount,

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even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

-- Regulatory Risk. Various U.S. Government entities, including the Commodity Futures Trading Commission ("CFTC") and the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets required by, among other things, the Dodd-Frank Act, including clearing, as discussed above, margin, reporting and registration requirements. In addition, the SEC has adopted Rule 18f-4 under the 1940 Act, which governs the use of derivatives and certain other forms of leverage by registered investment companies. Since its compliance date of August 19, 2022, Rule 18f-4 has, among other things, required funds whose use of derivatives is more than a limited specified exposure amount to impose limits based on value-at-risk, or "VaR," on the amount of derivatives and certain other forms of leverage into which a fund can enter, requires such funds to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of futures, options and swaps markets in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits, and increased margin requirements for various types of futures. These regulations and actions may adversely affect a Fund's ability to execute its investment strategy.

The CFTC has also issued rules requiring certain OTC derivatives transactions that fall within its jurisdiction to be executed through a regulated securities, futures or swap exchange or execution facility. Such requirements may make it more difficult or costly for a Fund to enter into highly tailored or customized transactions. They may also render certain strategies in which a Fund may otherwise engage impossible or so costly that they will not be economical to implement. If a Fund decides to become a direct member of one or more swap exchange or execution facilities, it will be subject to all of the rules of the exchange or execution facility.

European regulation of the derivatives market is also relevant to the extent a Fund engages in derivatives transactions with a counterparty that is subject to the European Market Infrastructure Regulation ("EMIR"). EMIR introduced uniform requirements in respect of OTC derivative contracts by requiring certain "eligible" OTC derivatives contracts to be submitted for clearing to regulated central clearing counterparties and by mandating the reporting of certain details of OTC derivatives contracts to trade repositories. In addition, EMIR imposes risk mitigation requirements, including requiring appropriate procedures and arrangements to measure, monitor and mitigate operational and counterparty credit risk in respect of OTC derivatives contracts which are not subject to mandatory clearing. These risk mitigation requirements include the exchange, and potentially the segregation, of collateral by the parties, including by a Fund.

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While many of the obligations under EMIR have come into force, a number of other requirements have not yet come into force or are subject to phase-in periods, and certain key issues have not been resolved. It is therefore not yet fully clear how the OTC derivatives market will ultimately adapt to the new European regulatory regime for OTC derivatives.

-- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate with or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

Other. A Fund may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act (“CEA”) and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures contracts, commodity options, certain swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator (“CPO”). Under such rules, registered investment companies that are commodity pools are subject to additional recordkeeping, reporting and disclosure requirements. The Adviser, with respect to the Funds has claimed an exclusion from the definition of CPO under CFTC Rule 4.5 under the CEA based on the extent of the Funds’ derivatives use and is not currently subject to these recordkeeping, reporting and disclosure requirements.

Use of Options, Futures Contracts, Forwards and Swaps by a Fund

— Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

A Fund may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

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If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

A Fund may use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, a Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis; no fees or commissions are involved.

— Options on Securities. A Fund, except Concentrated Growth, may write and purchase call and put options on securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. A Fund may write covered options or uncovered options. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the exercise price of the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if a Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

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A Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

A Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Fund may also, as an example, write combinations of put and call options on the same security, known as "straddles", with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately-negotiated (i.e., OTC) transactions. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

— Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

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A Fund may write (sell) call and put options and purchase call and put options on securities indices. If a Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

A Fund may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the value of the securities index is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

— Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities, stock indexes, futures contracts (including on individual securities and stock indexes) or shares of exchange-traded funds ("ETFs") at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

— Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar

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value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A Fund may write options on foreign currencies for hedging purposes or in an effort to increase returns. For example, where a Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

In addition to using options for the hedging purposes described above, a Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may purchase call options in anticipation of an increase in the market value of a currency. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of a currency that the Fund does not own. A Fund

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would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

-- Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

— Futures Contracts and Options on Futures Contracts. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is generally more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value (the "NAV") of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

A Fund may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if

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the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, a Fund could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

A Fund may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

A Fund may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures contracts are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

Purchases or sales of stock or bond index futures contracts may be for investment purposes. They may also be used for hedging or risk management purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part,

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offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts may be closed out.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. exchanges.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such a decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

— Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund, as seller, typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the "face amount" of the reference obligation in which case the Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the face amount and the current market value of the

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obligation. As a buyer, if a credit event occurs, the Fund would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation.

The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk, and may be illiquid.

— Currency Swaps. A Fund may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction. Currency swaps may be bilateral and privately negotiated, with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. The Funds will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one NRSRO at the time of entering into the transaction.

— Swaps: Interest Rate Transactions. A Fund may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or "notional") amount.

An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for

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paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. It may be more difficult for a Fund to trade or close out interest rate caps and floors in comparison to other types of swaps.

These transactions do not involve the delivery of securities or other underlying assets or principal. A Fund will enter into bilateral swap agreements, including interest rate swap, swaptions, cap or floor transactions but excluding currency swaps, which are subject to separate counterparty requirements as addressed above, only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. For cleared swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.

— Total Return Swaps. A Fund may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment or make a payment to the counterparty. Total return swaps may reflect a leveraged investment and incorporate borrowing costs which are borne by the Fund. There is no guarantee that the Fund's investment via total return swap will deliver returns in excess of the embedded borrowing costs and, accordingly, the Fund's performance may be less than would be achieved by a direct investment in the underlying referenced asset.

— Variance and Correlation Swaps. A Fund may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the volatility of the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

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-- Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Additionally, swaps can be highly volatile and expose investors to a high risk of loss. The low initial margin deposits normally required to establish a swap position permit a high degree of leverage. As a result, depending on the type of swap, a relatively small movement in the price of the underlying reference asset or in the market value of the contract may result in a profit or loss which is high in proportion to the amount of funds deposited as initial margin and may result in unquantifiable further loss exceeding any margin deposited. Such risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Swaps entered into in the OTC market are more likely to be illiquid than exchange-traded instruments as there is no exchange market on which to close out an open OTC swap position. It may therefore be impossible to liquidate an existing position (or to do so at an advantageous price), to assess the value of a position, or to assess the exposure to risk associated with the position.

— Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to

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purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

A Fund's investments in synthetic foreign equity securities will only be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to illiquid investments risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in OTC markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

A Fund also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years.

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Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

— Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that have been historically linked to the London Interbank Offered Rate (“LIBOR”), or are tied to another reference rate, and are subject to the same limitations and risks as other futures contracts and options. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. See “LIBOR Replacement Risk” in the Funds’ Prospectus for additional information.

— Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Forward Commitments and When-Issued and Delayed Delivery Securities

Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. The Fund assumes the rights and risks of ownership of the security, but the Fund does not pay for the securities until they are received. If a Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Fund's volatility of returns.

The use of forward commitments enables a Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that

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foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Fund might be required to complete or settle when-issued or forward transactions at prices inferior to the then current market values.

When-issued securities and forward commitments may be sold prior to the settlement date. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.

At the time a Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Fund may be adversely affected.

Illiquid Securities

A Fund, except for Concentrated Growth, will not invest in illiquid securities if immediately after such investment more than 15% of the Fund's net assets would be invested in such securities. Concentrated Growth's investments in illiquid securities are limited to 5% of the value of its net assets. Under Rule 22e-4 under the 1940 Act, the term illiquid securities means any security or investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

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Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers ("Rule 144A Securities"). An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

The Funds have adopted a liquidity risk management program pursuant to Rule 22e-4 under the 1940 Act and related procedures to categorize each Fund's investments, including Rule 144A Securities, and identify illiquid investments.

Investments in Initial Public Offering ("IPO") Securities

The Funds may invest in securities of companies that are offered in an IPO. Investments in IPO securities involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. In addition to the risks associated with equity securities generally, IPO securities may be subject to additional risk due to one or more factors such as the absence of a prior public market, unseasoned trading in the securities, the small number of securities available for trading, the lack of investor knowledge of the company, the lack of an operating history of the company, dependence of the company on key personnel, suppliers or a limited number of customers and other factors. These factors may cause IPO shares to be volatile in price. While a Fund may hold IPO securities for a period of time, it may sell them in the aftermarket soon after the purchase, which could increase portfolio turnover and lead to increased expenses such as commissions and transaction costs. Investments in IPOs could have a dramatic impact on a Fund's performance (higher or lower) if the Fund's assets are relatively small. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Investments in Certain Types of Privately Placed Securities

The Funds may invest in privately placed securities. Privately placed securities in which the Funds invest are typically equity securities of privately held companies that have not been offered to the public and are not publicly traded. Investments in privately placed securities may include venture capital investments, which are investments in new, early or late stage companies and are often funded by, or in connection with, venture capital firms. Investments in

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securities of privately held companies may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Privately held companies may not have established products, experienced management or earnings history. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because the securities are not publicly traded. As such, these investments are generally considered to be illiquid until a company's public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Funds from selling their shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a privately held company and delay or prevent a privately held company from ultimately offering its securities to the public. If a Fund invests in privately placed securities, it may incur additional expenses, such as valuation-related expenses, in connection with such investments. Public companies may also issue privately placed securities, which may be illiquid and subject to contractual restrictions on resale.

Investment in Exchange-Traded Funds and Other Investment Companies

The Funds may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles that seek to track the performance of a specific index or implement actively-managed investment strategies. Index ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the underlying indices for various reasons. Unlike index ETFs, actively-managed ETFs generally seek to outperform a benchmark index, and they typically have higher expenses than index ETFs, which can lower investment returns. Both index ETFs and actively-managed ETFs may offer exposure to broad investment strategies and across various asset classes, including equity, fixed income, commodities and currencies. The Funds will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which are based on supply and demand in the market for the ETFs shares, may differ from their NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

The Funds may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. As with ETF investments, if the Funds acquire shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to the Funds' expenses. A Fund's investment in other investment companies, including ETFs, subjects the Fund indirectly to the underlying risks of those investment companies.

To the extent that a Fund is an "acquired fund" for purposes of Rule 12d1-4, the Fund intends to limit its investments in the securities of other investment companies and private

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funds to no more than 10% of its total assets, subject to certain limited exceptions permitted under the Rule.

Loans of Portfolio Securities

A Fund may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Under a Fund's securities lending program, all securities loans will be secured continuously by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. Principal risks of lending portfolio securities include that the borrower will fail to return the loaned securities upon termination of the loan and that the value of the collateral will not be sufficient to replace the loaned securities upon the borrower's default.

In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Boards) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If a loan is collateralized by cash, a Fund will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases, this rebate may be a "negative rebate", or fee paid by the borrower to the Fund in connection with the loan). If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. For its services, the securities lending agent receives a fee from the Fund.

A Fund will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distribution from the securities.

A Fund will invest any cash collateral in shares of a money market fund approved by the Board and expected to be managed by the Adviser. Any such investment will be at the Fund's risk. The Funds may pay reasonable finders', administrative, and custodial fees in connection with a loan.

A Fund will not have the right to vote any securities during the existence of a loan, but will have the right to recall loaned securities in order to exercise voting or other ownership rights. When the Fund lends its securities, its investment performance will continue to reflect changes in the value of securities loaned.

Concentrated Growth intends to limit its securities lending activities so that no more than 5% of the value of the Fund's assets will be represented by securities loaned.

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Preferred Stock

A Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts

Real Estate Investment Trusts ("REITs") are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to

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fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions

A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, constitutes two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction constitutes two separate transactions. Each Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

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Reverse Repurchase Agreements

Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Reverse repurchase agreements are considered to be a loan to a Fund by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Fund. By entering into reverse repurchase agreements, a Fund obtains additional cash to invest in other securities. A Fund may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow a Fund to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for a Fund's shareholders when the Fund achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by a Fund on the reverse repurchase transactions.

Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted, pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Rights and Warrants

A Fund may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in a Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

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Short Sales

A Fund, except for Concentrated Growth, may make short sales of securities or maintain a short position. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the securities sold short will rise. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited since there is a theoretically unlimited potential for the market price of equity securities of the security sold short to increase. Short sales may be used in some cases by a Fund to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Fund. See "Dividends, Distributions and Taxes-Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Fund.

Special Situations

A Fund may invest in special situations from time to time. A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Standby Commitment Agreements

A Fund may, from time to time, enter into standby commitment agreements. Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security

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declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of a Fund's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products

A Fund may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

Investing in structured products may be more efficient and less expensive for a Fund than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may carry greater trading risk and be

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more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product.

Structured Notes and Indexed Securities. A Fund may invest in a particular type of structured instrument sometimes referred to as a "structured note". The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, carry greater trading risk, and be more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Commodity Index-Linked Notes and Commodity-Linked Notes. Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Fund might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the

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right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities are generally Rule 144A Securities and therefore may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.

U.S. Companies and U.S. Instruments

For purposes of Select US Equity's policy to invest at least 80% of its net assets in equity securities of U.S. companies, a U.S. company is a company (1) that is organized under the laws of the United States or a political subdivision of the United States, (2) the equity securities of which are principally traded on a U.S. exchange or in a U.S. market, or (3) that, in its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the United States or that has at least 50% of its assets in the United States. In addition to U.S. companies, for the purposes of Select US Long/Short's 80% policy, U.S. cash equivalents include U.S. registered money market mutual funds, repurchase agreements related to U.S. Government securities, and commercial paper and other short-term obligations of U.S. companies.

Certain Risk and Other Considerations

Borrowings and Leverage. A Fund may use borrowings for investment purposes subject to its investment policies and procedures and to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of the Fund's shares. Likewise, a Fund's use of certain derivatives may effectively leverage the Fund's portfolio. A Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund's shareholders. These include a higher volatility of the NAV of the Fund's shares and the relatively greater effect of changes in the value of the Fund's portfolio on the NAV of the shares. In the case of borrowings for investment purposes, so long as the Fund is able to realize a net return on the portion of its investment portfolio resulting from leverage that is higher than the interest expense paid on borrowings, the effect of such leverage will be to cause the Fund's shareholders to realize a higher net return than if the Fund were not leveraged.

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With respect to a Fund's use of certain derivatives that result in leverage of the Fund's shares, if the Fund is able to realize a net return on its investments that is higher than the costs of the leverage, the effect of such leverage will be to cause the Fund to realize a higher net return than if the Fund were not leveraged. If the interest expense on borrowings or other costs of leverage approach the net return on the Fund's investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund's use of leverage would result in a lower rate of net return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV than if the Fund were not leveraged.

Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales, involve leverage and may expose a Fund to potential losses that, in some cases, may exceed the amount originally invested by the Fund.

Rule 18f-4, among other things, permits a fund to treat reverse repurchase transactions (and other similar financing transactions) either as borrowings (subject to asset coverage requirements under the 1940 Act) or as "derivatives transactions" subject to the risk-based limits of Rule 18f-4.

Management Risk – Quantitative Models. The Adviser may use investment techniques that incorporate, or rely upon, quantitative models. These models may not work as intended and may not enable a Fund to achieve its investment objective. In addition, certain models may be constructed using data from external providers, and these inputs may be incorrect or incomplete, thus potentially limiting the effectiveness of the models. Finally, the Adviser may change, enhance and update its models and its usage of existing models at its discretion.

Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, imposition of sanctions or capital controls, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial

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position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

It is contemplated that foreign securities will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States and may close for extended periods or for local holidays. While growing in volume, such markets usually have substantially less volume than the United States securities markets, and securities of some foreign companies are more difficult to trade or dispose of and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups and regional and global conflicts, have occurred in the past in countries in which a Fund may invest and could adversely affect a Fund's assets should these conditions or events recur.

The United Kingdom ("U.K.") formally withdrew from the European Union ("EU") on January 31, 2020. The U.K. and the EU negotiated an agreement governing their future trading and security relationships. This agreement became effective on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021. The U.K. and the EU also negotiated a Memorandum of Understanding ("MoU"), which creates a framework for voluntary regulatory cooperation in financial services between the U.K. and the EU. The impact on the U.K. and European economies and the broader global economy of the uncertainties associated with implementing the agreement and MoU are significant and could have an adverse effect on the value of a Fund's investments and its NAV. These uncertainties include an increase in the regulatory and customs requirements imposed on cross-border trade between the U.K. and the EU, the negotiation and implementation of additional arrangements between the U.K. and the EU affecting important parts of the economy (such as financial services), volatility and illiquidity in markets, currency fluctuations, the renegotiation of other existing trading and cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise) of the U.K. and the EU, and potentially lower growth for companies in the U.K., Europe and globally.

In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, as well as sanctions imposed following the invasion, have resulted in, and may continue to result in, significant market disruptions in the

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region and globally. Future market disruptions are impossible to predict, but they could continue to be significant and adversely affect economies in the region and beyond, and to have a significant effect on the value of certain securities, as well as the markets for certain commodities, such as oil and natural gas.

Foreign investment in the securities of companies in certain countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude Fund investment in certain foreign securities and increase the costs and expenses of a Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

Investing in emerging market securities involves risks different from, and greater than, risks of investing in domestic securities or in securities of issuers domiciled in developed, foreign countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and the imposition of capital controls, which may restrict a Fund's ability to repatriate investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; less developed legal systems with fewer security holder rights and practical remedies to pursue claims, including class actions or fraud claims; the limited ability of U.S. authorities to bring and enforce actions against non-U.S. companies and non-U.S. persons; and differences in the nature and quality of financial information, including (i) auditing and financial reporting standards, which may result in unavailability or unreliability of material information about issuers and (ii) the risk that the Public Company Accounting Oversight Board ("PCAOB") may not be able to inspect audit practices and work conducted by PCAOB-registered audit firms in certain emerging market countries, such as China. Thus there can be no assurance that the quality of financial reporting or the audits conducted by such audit firms of U.S.-listed emerging market companies meet PCAOB standards. Furthermore, in December 2021, the SEC finalized rules to implement the Holding Foreign Companies Accountable Act, which prohibits the trading of securities of foreign issuers (including those based in China) on a national securities exchange or through any other method regulated by the SEC (including through over-the-counter trading) if the PCAOB is unable to inspect the work papers of the auditors of such companies for three years. To the extent a Fund invests in the securities of a company whose securities become subject to such a trading

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prohibition, the Fund's ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected. The Fund would also have to seek other markets in which to transact in such securities, which could increase the Fund's costs. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund's NAV may also be affected by changes in the rates or methods of taxation applicable to that Fund or to entities in which that Fund has invested. The Adviser can provide no assurance that the tax treatment of investments held by a Fund will not be subject to change. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See "U.S. Federal Income Taxes".

Investors should understand that the expenses of a fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

For many foreign securities, there are U.S. Dollar-denominated ADRs that are traded in the United States on exchanges or OTC. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales.

Investments in China. Risks of investments in securities of companies economically tied to China may include the volatility of the Chinese stock market; the Chinese economy's heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens; the continuing importance of the role of the Chinese Government, which may take legal or regulatory actions that affect the contractual arrangements of a company or economic and market practices, and cause the value of the securities of an issuer held by a Fund to decrease significantly; and political unrest. While the Chinese economy has grown rapidly in recent years, the rate of growth has generally been declining, and there can be no assurance that China's economy will continue to grow in the future. In addition, trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China's export industry,

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which could have potentially significant negative effects on the Chinese economy as well as the global economy. U.S. or other sanctions imposed on the Chinese Government or certain Chinese companies may adversely impact the Chinese economy and Chinese issuers in which the Fund invests, and may prohibit or limit a Fund's ability to invest in securities of certain Chinese issuers or require the Fund's sale of such securities, potentially on an accelerated schedule or at disadvantageous prices. Risks of investments in companies based in Hong Kong, a special administrative region of China, include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies, and political unrest. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on a Fund's performance.

A Fund may obtain economic exposure to Chinese companies through a special structure known as a variable interest entity ("VIE"), which is designed to provide foreign investors, such as a Fund, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange (such as the New York Stock Exchange (the "Exchange") or the Nasdaq Stock Exchange (“NASDAQ”)) and enters into contractual arrangements with the VIE through one or more wholly-owned special purpose vehicles. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE's financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as a Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership interest in the Chinese-based operating company. The contractual arrangements between the shell company and the VIE may not be as effective in providing operational control as direct equity ownership, and a foreign investor's rights may be limited, including by actions of the Chinese government which could determine that the underlying contractual arrangements are invalid. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, the structure has not been formally recognized under Chinese law and it is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the structure.

It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Non-recognition of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly complete and permanent loss, and in turn, adversely affect a Fund's returns and NAV.

A Fund may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs ("Stock Connect"). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange, the

36

Shenzhen Stock Exchange and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong.

Trading through Stock Connect is subject to a number of restrictions and risks that could impair a Fund's ability to invest in or sell China A shares and affect investment returns, including limitations on trading and possible imposition of trading suspensions. For example, Stock Connect is subject to quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. In addition, Stock Connect is generally only available on business days when both the relevant Chinese and Hong Kong markets are open. Furthermore, uncertainties in China's tax rules related to the taxation of income and gains from investments in China A shares could result in unexpected tax liabilities for a Fund. Investing in China A shares is also subject to the clearance and settlement procedures associated with Stock Connect, which could pose risks to a Fund.

All transactions in Stock Connect securities will be made in renminbi, and accordingly a Fund will be exposed to renminbi currency risks. The ability to hedge renminbi currency risks is limited. In addition, given the renminbi is subject to exchange control restrictions, a Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa, including at times when there are unfavorable market conditions.

Stock Connect is subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in China and Hong Kong. Furthermore, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement under Stock Connect.

Foreign Currency Transactions. A Fund may invest in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies. In addition, a Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Fund's income. A Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign

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countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks.

Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies, Over-the-Counter Options on Securities. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur in that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing a Fund from responding to such events in a timely manner.

Settlements of exercises of OTC forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

Unlike transactions entered into by a Fund in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts, and OTC options on securities and securities indices may not be traded on contract markets regulated by

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the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments may instead be traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Nasdaq PHLX and the Chicago Board Options Exchange, that are subject to SEC regulation. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

In addition, OTC transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of OTC contracts, and a Fund could be required to retain options purchased or written, or forward currency exchange contracts, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Fund will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

Transactions in OTC options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. A Fund is not able to determine at this time whether or to what extent additional restrictions on the trading of OTC options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by the Fund.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of

39

other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies

The following fundamental investment policies may not be changed without approval by the vote of a majority of a Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

As a matter of fundamental policy, a Fund:

(a)       may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

(b)       may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

(c)       may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

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(d)       may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

(e)       may purchase or sell commodities to the extent permitted by applicable law with the exception that Sustainable Global Thematic and Sustainable International Thematic may not purchase or sell commodities regulated by the CFTC under the CEA or commodities contracts except for futures contracts and options on futures contracts; or

(f)       may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

As a fundamental policy, each Fund, except Concentrated Growth, is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund's assets consist of:

•	Cash or cash items;
•	Government securities;
•	Securities of other investment companies; and
•	Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

Concentrated Growth is a "non-diversified" investment company as defined in the 1940 Act, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. This policy may be changed without a shareholder vote.

Non-Fundamental Investment Policies

The following are descriptions of operating policies that the Funds, except Concentrated Growth, have adopted but that are not fundamental and are subject to change without shareholder approval.

A Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

The following is a description of certain operating policies Concentrated Growth has adopted but that are not fundamental and are subject to change without shareholder approval:

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(a) The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

(b) The Fund will not make short sales of securities or invest in put or call options.

(c) The Fund will not invest more than 5% of the value of its total assets in securities that cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or in other "illiquid" securities (as determined pursuant to rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof). For purposes of this policy, illiquid securities do not include securities eligible for resale pursuant to Rule 144A under the Securities Act that have been determined to be liquid by the Fund's Board of Directors based upon the trading markets for such securities.

MANAGEMENT OF THE FUNDS

Adviser

The Adviser, a Delaware limited partnership with principal offices at 501 Commerce Street, Nashville, TN 37203, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Funds under the supervision of each Fund's Board (see "Management of the Funds" in the Prospectus). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

The Adviser is a leading global investment management firm supervising client accounts with assets as of March 31, 2023, totaling approximately $676 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

As of March 31, 2023, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

Equitable Holdings and its subsidiaries	60.0%
AllianceBernstein Holding L.P.	39.3
Unaffiliated holders	0.7
100.0%

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Equitable Holdings, Inc. (formerly AXA Equitable Holdings, Inc.) ("EQH") is a leading financial services company in the U.S. and consists of two well-established principal franchises, Equitable Financial Life Insurance Company and AllianceBernstein.

As of March 31, 2023, EQH owned approximately 3.5% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding L.P. (“AB Holding”). AllianceBernstein Corporation (an indirect wholly-owned subsidiary of EQH, “GP”) is the general partner of both AB Holding and the Adviser. The GP owns 100,000 general partnership units in AB Holding and a 1% general partnership interest in the Adviser.

Including both the general partnership and limited partnership interests in AB Holding and the Adviser, EQH and its subsidiaries have an approximate 61.4% economic interest in the Adviser as of March 31, 2023.

During the second quarter of 2018, AXA S.A. ("AXA"), a French holding company for the AXA Group, completed the sale of a minority stake in EQH through an initial public offering. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of EQH.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a "controlling block" of voting securities of the Adviser (a "Change of Control Event") and may have been deemed to have been an "assignment" causing a termination of the Funds' investment advisory agreements. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Boards previously approved new investment advisory agreements with the Adviser, and shareholders of the Funds subsequently approved the new investment advisory agreements. These agreements became effective on November 13, 2019.

Advisory Agreements and Expenses

Under the Growth Fund's Advisory Agreement, the Adviser serves as investment manager and adviser of the Fund, continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervision of the Fund's Board.

Under the Advisory Agreements for Large Cap Growth, Concentrated Growth, Discovery Growth, Small Cap Growth, Sustainable Global Thematic, Sustainable International Thematic, Select US Equity, Select US Long/Short, Global Core Equity, International Low Volatility Equity, Concentrated International Growth and Sustainable US Thematic, the Adviser furnishes advice and recommendations with respect to the Funds’ portfolio of securities and investments and provides persons satisfactory to the Board to act as officers of the Funds. Such officers and employees may be employees of the Adviser or its affiliates.

The Adviser is, under the Advisory Agreements, responsible for certain expenses incurred by a Fund, including, for example, office facilities, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by

43

the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

The Funds, other than the Growth Fund, as noted below, have under their Advisory Agreements assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Funds by the Adviser, each Fund may employ its own personnel. The Advisory Agreements provide for reimbursement to the Adviser of the costs of certain non-advisory services provided to a Fund. Costs currently reimbursed include the costs of the Adviser's personnel performing certain administrative services for the Funds, including clerical, accounting, legal and other services ("administrative services"), and associated overhead costs, such as office space, supplies and information technology. The administrative services are provided to the Funds on a fully-costed basis (i.e., includes each person's total compensation and a factor reflecting the Adviser's total cost relating to that person, including all related overhead expenses). The reimbursement of these costs to the Adviser will be specifically approved by the Boards. During the fiscal year ended July 31, 2022 for Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2022 for Concentrated Growth, Sustainable International Thematic, Select US Equity, Select US Long/Short, Global Core Equity, International Low Volatility Equity and Concentrated International Growth the amounts paid to the Adviser amounted to a total of $105,441, $94,923, $100,965, $104,498, $95,117, $97,452, $93,132, $95,792, $94,315, $118,860, and $93,217 respectively, for these services. For the 6-month fiscal period ended June 30, 2022,* Sustainable US Thematic paid the Adviser a total of $41,516. The Adviser agreed to voluntarily waive such fees in the amount $94,904 for Sustainable US Thematic for the fiscal year ended December 31, 2021.

* In May 2021, the Board of Sustainable US Thematic approved a change in the Fund's fiscal year end from December 31 to June 30.

Growth Fund is a series of The AB Portfolios (the "Trust"), a Massachusetts business trust. For the Growth Fund, the Adviser will furnish or pay the expenses of the Trust for office space, equipment, bookkeeping and clerical services, and fees and expenses of officers and trustees of the Trust who are affiliated with the Adviser.

The Advisory Agreements continue in effect from year-to-year provided that their continuance is specifically approved at least annually by a vote of the majority of the outstanding voting securities of each Fund or by the Directors/Trustees ("Directors") including, in either case, by a vote of a majority of the Directors who are not parties to the Advisory Agreements or interested persons of any such party. Information about the most recent continuance of the Advisory Agreement for each Fund is set forth below.

In addition, to the extent that a Fund invests in AB Government Money Market Portfolio (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the AB Government Money Market Portfolio's effective management fee. This agreement will remain in effect until October 31, 2023 and may only be terminated or changed with the consent of the Fund's

44

Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period from the effective date of the registration statement of that Fund to the effective date of the subsequent registration statement of that Fund incorporating the Fund's annual financial statements (the "Period"). To the extent that a Fund invests securities lending cash collateral in the AB Government Money Market Portfolio, the Adviser has also agreed to waive a portion of the Fund's share of the advisory fees of AB Government Money Market Portfolio.

Any material amendment to the Advisory Agreement must be approved by the vote of a majority of the outstanding securities of the relevant Fund and by the vote of a majority of the Directors who are not interested persons of the Fund or the Adviser. The Advisory Agreements are terminable without penalty on 60 days' written notice by a vote of a majority of the Funds' outstanding voting securities, by a vote of a majority of the Directors or by the Adviser, and will automatically terminate in the event of their assignment. The Advisory Agreements provide that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

GROWTH FUND

For services under the terms of the Advisory Agreement, the Adviser receives a fee at an annualized rate of 0.75% of the first $2.5 billion of the Fund's average daily net assets, 0.65% of the excess over $2.5 billion up to $5 billion of such assets, and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. For the fiscal years ended July 31, 2022, July 31, 2021 and July 31, 2020 the Adviser received under the Advisory Agreement the amount of $10,947,189, net of $48,655, which was voluntarily waived by the Adviser, $11,026,295 and $8,903,977, respectively, in management fees from the Fund. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $34,827, $30,754 and $74,920 for the fiscal years ended July 31, 2022, July 31, 2021 and July 31, 2020, respectively.

Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 3-5, 2022.

LARGE CAP GROWTH

Under the terms of the Advisory Agreement, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annual rate of 0.60% of the first $2.5 billion, 0.50% of the excess over $2.5 billion up to $5 billion and 0.45% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The Adviser has contractually agreed to waive certain fees and bear certain expenses of the Fund through October 31, 2023 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.25% of average daily net assets for Class A shares. This fee waiver and/or expense reimbursement agreement may only be

45

terminated or changed with the consent of the Fund's Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice to the Fund at least 60 days prior to the end of the Period. For the fiscal years of the Fund ended July 31, 2022, July 31, 2021 and July 31, 2020, the Adviser received from the Fund advisory fees of $86,093,789, $75,396,380 and $52,905,763, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $651,567, $676,161 and $902,983 for the fiscal years ended July 31, 2022, July 31, 2021 and July 31, 2020, respectively.

Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 3-5, 2022.

CONCENTRATED GROWTH

Effective as of May 7, 2020, under the terms of the Advisory Agreement, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 0.65% of the Fund's average daily net assets. Prior to May 7, 2020, the Fund paid a monthly fee to the Adviser at an annualized rate of 0.80% of the Fund's average daily net assets. The Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Fund through October 31, 2023 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.24%, 1.99%, 1.49%, 1.24%, 0.99%, 0.99% and 0.99% of average daily net assets, respectively, for Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares. This fee waiver and/or expense reimbursement agreement may only be terminated or changed with the consent of the Fund's Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice to the Fund at least 60 days prior to the end of the Period. For the fiscal years of the Fund ended June 30, 2022, June 30, 2021 and June 30, 2020, the Adviser received from the Fund advisory fees of $8,960,129, $6,538,395 and $5,176,955 (net of $172,557, which was waived by the Adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $8,046, $9,984 and $12,547 for the fiscal years ended June 30, 2022, June 30, 2021 and June 30, 2020, respectively.

Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 3-5, 2022.

DISCOVERY GROWTH

For its services under the Advisory Agreement, the Adviser receives a monthly fee at an annualized rate of 0.75% of the first $500 million of the Fund's average daily net assets, 0.65% of the excess over $500 million of such net assets up to $1 billion and 0.55% of the excess over $1 billion of such net assets. During the fiscal years of the Fund ended July 31, 2022, July 31, 2021 and July 31, 2020, the Fund paid the Adviser total management fees of $21,877,396, $21,149,489 and $15,429,916, respectively. In connection with the investment by the Fund in

46

the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $48,365, $34,881 and $53,017 for the fiscal years ended July 31, 2022, July 31, 2021 and July 31, 2020, respectively.

Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 3-5, 2022.

SMALL CAP GROWTH

For its services under the terms of the Advisory Agreement, the Adviser receives a fee at an annualized rate of 0.75% of the first $2.5 billion of the Fund's average daily net assets, 0.65% of the excess over $2.5 billion of such assets up to $5 billion and 0.60% of the excess over $5 billion of such assets. The advisory fees for the fiscal years ended July 31, 2022, July 31, 2021 and July 31, 2020 amounted to $35,982,545, $31,498,070 and $17,289,676, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $82,771, $53,520 and $93,235 for the fiscal years ended July 31, 2022, July 31, 2021 and July 31, 2020, respectively.

Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 3-5, 2022.

SELECT US EQUITY

For its services under the terms of the Advisory Agreement, the Adviser receives a fee at an annualized rate of 1.00% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Fund through October 31, 2023 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.55%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K and Class I shares. This fee waiver and/or expense reimbursement agreement may only be terminated or changed with the consent of the Fund's Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice to the Fund at least 60 days prior to the end of the Period. For the fiscal years of the Fund ended June 30, 2022, June 30, 2021 and June 30, 2020, the Adviser received from the Fund management fees of $2,225,527, (net of $1,414, which was waived by the Adviser pursuant to the expense limitation agreement), $2,093,125 (net of $1,645, which was waived by the Adviser pursuant to the expense limitation agreement) and $1,986,988 (net of $1,452, which was waived by the Adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $4,521, $3,510 and $4,973 for the fiscal years ended June 30, 2022, June 30, 2021 and June 30, 2020, respectively.

Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 3-5, 2022.

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SELECT US LONG/SHORT

For its services under the terms of the Advisory Agreement, the Adviser receives a fee at an annualized rate of 1.50% of the first $2.5 billion of the Fund's average daily net assets and 1.475% of the excess over $2.5 billion. The Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Fund through October 31, 2023 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.90%, 2.65%, 1.65%, 2.15%, 1.90% and 1.65% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K and Class I shares. This fee waiver and/or expense reimbursement agreement may only be terminated or changed with the consent of the Fund's Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice to the Fund at least 60 days prior to the end of the Period. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed the total expense amount set forth above for each class. For the fiscal years of the Fund ended June 30, 2022, June 30, 2021 and June 30, 2020, the Adviser received management fees of $24,242,906 (net of $91, which was waived by the Adviser pursuant to the expense limitation agreement), $18,277,374 (net of $74, which was waived by the Adviser pursuant to the expense limitation agreement) and $16,356,247 (net of $1, which was waived by the Adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $468,335, $304,340 and $400,054 for the fiscal years ended June 30, 2022, June 30, 2021 and June 30, 2020, respectively.

Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 3-5, 2022.

SUSTAINABLE GLOBAL THEMATIC FUND

Effective as of June 18, 2021, for its services under the terms of the Advisory Agreement, the Adviser receives a quarterly fee equal to the following percentages of the value of the Fund's aggregate net assets at the close of business on the last business day of the previous quarter: 1/4 of 0.65% of the first $2.5 billion; 1/4 of 0.55% of the excess over $2.5 billion up to $5 billion; and 1/4 of 0.50% of the excess over $5 billion. Prior to June 18, 2021, the Adviser received a quarterly fee equal to the following percentages of the value of the Fund's aggregate net assets at the close of business on the last business day of the previous quarter: 1/4 of 0.75% of the first $2.5 billion; 1/4 of 0.65% of the excess over $2.5 billion up to $5 billion; and 1/4 of 0.60% of the excess over $5 billion. For the fiscal years of the Fund ended July 31, 2022, July 31, 2021 and July 31, 2020, the Adviser received from the Fund advisory fees of $14,532,182, $14,506,316 and $8,580,025, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $46,339, $64,677 and $68,116 for the fiscal years ended July 31, 2022, July 31, 2021 and July 31, 2020, respectively.

Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 3-5, 2022.

48

SUSTAINABLE INTERNATIONAL THEMATIC

Effective as of June 18, 2021, for its services under the terms of the Advisory Agreement, the Adviser receives a fee of 0.65% of the first $2.5 billion, 0.55% of the excess over $2.5 billion up to $5 billion and 0.50% of the excess over $5 billion as a percentage of the Fund's average daily net assets. Prior to June 18, 2021 the Adviser received a fee of 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. Effective as of June 18, 2021, the Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Fund through October 31, 2022 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, and extraordinary expenses), on an annualized basis, from exceeding 1.50%, 2.25%, 1.75%, 1.50%, 1.25%, 1.25% and 1.25% of aggregate average daily net assets, respectively, for Class A, Class C, Class R, Class K, Class I, Advisor Class and Class Z shares. This fee waiver and/or expense reimbursement agreement may only be terminated or changed with the consent of the Fund's Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice to the Fund at least 60 days prior to the end of the Period. Prior to June 18, 2021, the Adviser had contractually agreed to waive its management fees and/or bear certain expenses of the Fund to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, and extraordinary expenses), on an annualized basis, from exceeding 1.60%, 2.35%, 1.85%, 1.60%, 1.35% and 1.35% of aggregate average daily net assets, respectively, for Class A, Class C, Class R, Class K, Class I and Advisor Class shares. For the fiscal years ended June 30, 2022, June 30, 2021 and June 30, 2020, the Adviser received from the Fund advisory fees of $5,470,313, $4,481,796 and $2,355,567, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $29,934, $25,445 and $20,106 for the fiscal years ended June 30, 2022, June 30, 2021 and June 30, 2020, respectively.

Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 3-5, 2022.

GLOBAL CORE EQUITY

For its services under the terms of the Advisory Agreement, the Adviser receives a monthly fee at an annualized rate of 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Fund through October 31, 2023 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.15%, 1.90%, 0.90%, 1.40%, 1.15%, 0.90% and 0.90% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. This fee waiver and/or expense reimbursement agreement may only be terminated or changed with the consent of the Fund's Directors. In addition, the agreement will be automatically extended for one-year terms unless

49

the Adviser provides notice to the Fund at least 60 days prior to the end of the Period. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's total annual fund operating expenses to exceed the amounts listed above. For the fiscal years of the Fund ended June 30, 2022, June 30, 2021 and June 30, 2020, the Adviser received from the Fund advisory fees of $19,648,315, $14,023,977 and $7,387,947, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $4,455, $3,828 and $2,972 for the fiscal years ended June 30, 2022, June 30, 2021 and June 30, 2020 , respectively.

Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 3-5, 2022.

INTERNATIONAL LOW VOLATILITY EQUITY

Effective as of November 4, 2020, under the terms of the Advisory Agreement, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 0.65% of the first $2.5 billion of the Fund's average daily net assets, 0.55% of the excess of $2.5 billion up to $5 billion, and 0.50% of the excess over $5 billion. Prior to November 4, 2020, the Fund paid a monthly fee to the Adviser at an annualized rate of 0.75% of the first $2.5 billion of the Fund's average daily net assets, 0.65% of the excess of $2.5 billion up to $5 billion, and 0.60% of the excess over $5 billion. Effective as of November 4, 2020, the Adviser has contractually agreed to waive its management fees and/or bear certain expenses of the Fund through October 31, 2023 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, expenses on securities sold short, brokerage commissions and other transaction costs, taxes and extraordinary expenses), on an annualized basis, from exceeding 1.00%, 1.75%, 0.75% and 0.75% of average daily net assets, respectively, for Class A, Class C, Advisor Class and Class Z shares. This fee waiver and/or expense reimbursement agreement may only be terminated or changed with the consent of the Fund's Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice to the Fund at least 60 days prior to the end of the Period. Prior to November 4, 2020, the Adviser had contractually agreed to waive its management fees and/or bear certain expenses of the Fund to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, expenses on securities sold short, brokerage commissions and other transaction costs, taxes and extraordinary expenses), on an annualized basis, from exceeding 1.20%, 1.95%, 0.95% and 0.95% of average daily net assets, respectively, for Class A, Class C, Advisor Class and Class Z shares. Fees waived and expenses borne by the Adviser are subject to reimbursement until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne. No reimbursement payment will be made that would cause a Fund's total annualized operating expenses to exceed the amounts listed above. For the fiscal years of the Fund ended June 30, 2022, June 30, 2021 and June 30, 2020, the Adviser received from the Fund advisory fees of $4,435,108, $3,882,587 and $2,360,050 (net of $15, $27 and $52,574, respectively, which was waived by the Adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment

50

management fee from the Fund in the amount of $23,535, $17,962 and $12,297 for the fiscal years ended June 30, 2022, June 30, 2021 and June 30, 2020, respectively.

Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 3-5, 2022.

CONCENTRATED INTERNATIONAL GROWTH

Effective as of May 7, 2020, for its services under the terms of the Advisory Agreement, the Adviser receives a monthly fee at an annualized rate of 0.75% of the Fund's average daily net assets. Prior to May 7, 2020, for its services under the terms of the Advisory Agreement, the Adviser received a monthly fee at an annualized rate of 0.85% of the Fund's average daily net assets. Effective as of March 2, 2020, the Adviser has contractually agreed to waive its management fees and/or bear certain expenses of the Fund through October 31, 2023 to the extent necessary to prevent total Fund operating expenses (excluding Acquired Fund Fees and Expenses other than the advisory fees of any AB Fund in which the Fund may invest, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses), on an annualized basis, from exceeding 1.15%, 1.90%, 1.40%, 1.15%, 0.90%, 0.90% and 0.90% of average daily net assets, respectively, for Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares. This fee waiver and/or expense reimbursement agreement may only be terminated or changed with the consent of the Fund's Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice to the Fund at least 60 days prior to the end of the Period. Prior to March 2, 2020 the Adviser had contractually agreed to waive its management fees and/or bear certain expenses of the Fund to the extent necessary to prevent total Fund operating expenses (excluding Acquired Fund Fees and Expenses other than the advisory fees of any AB Fund in which the Fund may invest, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses), on an annualized basis, from exceeding 1.30%, 2.05%, 1.55%, 1.30%, 1.05%, 1.05% and 1.05% of average daily net assets, respectively, for Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares. Fees waived and expenses borne by the Adviser are subject to reimbursement until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed the amounts listed above. For the fiscal years ended June 30, 2022, June 30, 2021 and June 30, 2020, the Adviser received from the Fund advisory fees of $3,587,882, $2,349,687 (net of $80,618, which was waived by the Adviser pursuant to the expense limitation agreement) and $574,820 (net of $245,844, which was waived by the Adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $12,955, $9,382 and $6,279 for the fiscal years ended June 30, 2022, June 30, 2021 and June 30, 2020, respectively.

Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 3-5, 2022.

SUSTAINABLE US THEMATIC

Effective as of August 23, 2021, under the terms of the Advisory Agreement and the Advisory Fee Waiver (as defined below), the Fund pays a monthly fee to the Adviser at an annual rate of 0.55% of the first $2.5 billion, 0.50% of the excess over $2.5 billion up to $5 billion and 0.45% of the excess over $5 billion as a percentage of the Fund's average daily net assets. Prior to August 23, 2021, under the prior investment

51

advisory agreement, the Fund paid the Adviser a base fee calculated and accrued daily at an annualized rate of 0.55% of the Fund's average daily net assets and a performance-related fee that adjusted the base fee upward or downward, depending on the Fund's performance relative to its benchmark. Effective as of August 23, 2021, the Adviser has contractually agreed to waive fees and/or to bear certain expenses of the Fund through October 31, 2023 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 0.90%, 1.65%, 0.65% and 0.65% of average daily net assets, respectively, for Class A, Class C, Advisor Class and Class Z shares ("expense limitations"). The expense limitations may only be terminated or changed with the consent of the Fund's Directors. In addition, the expense limitations will be automatically extended for one-year terms unless the Adviser provides notice to the Fund at least 60 days prior to the end of the period. The Adviser had contractually agreed to waive fees during the period from August 23, 2021 until December 31, 2021 ("Advisory Fee Waiver"), so that the investment advisory fee was the lesser of (i) the amount payable under the current advisory agreement or (ii) the amount that would have been payable under the prior performance-based advisory fee agreement. Under the terms of this waiver, the Fund paid the amount that would have been payable under the prior investment advisory agreement and the Adviser waived its fees and bore certain expenses to the extent necessary to limit total expenses (other than advisory fees and other excluded expenses) on an annual basis from exceeding 0.10% of average daily net assets for Advisor Class shares. Prior to August 23, 2021, the Adviser had contractually agreed to waive fees and/or to bear certain expenses of the Fund to the extent necessary to prevent total other expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 0.05% of average daily net assets for Advisor Class shares. In addition, prior to August 23, 2021 the Adviser had agreed to waive its management fee by limiting the Fund's accrual of the management fee (base fee plus performance adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund's current net assets if such amount is less than the amount that would have been accrued based on the Fund's average daily net assets for the performance period. For the 6-month fiscal period ended June 30, 2022, the Adviser earned advisory fees of $181,061 from the Fund (net of $197,959, which were waived by the Adviser). For the fiscal years ended December 31, 2021 and December 31, 2020, the Adviser earned advisory fees of $0 from the Fund (net of $373,173, which were waived by the Adviser) and $1,314,818 (net of $210,327, which were waived by the Adviser), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $3,107, $5,147 and $9,133 for the 6-month fiscal period ended June 30, 2022 and the fiscal years ended December 31, 2021 and December 31, 2020, respectively.

Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 3-5, 2022.

ALL FUNDS

The Adviser acts as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AB Active ETFs, Inc., AB Bond Fund, Inc., AB Cap Fund, Inc., AB Corporate Shares, AB Core Opportunities Fund, Inc., AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB

52

Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Sustainable International Thematic Fund, Inc., AB Trust, AB Variable Products Series Fund, Inc., Bernstein Fund, Inc. Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc. and The AB Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AB Multi-Manager Alternative Fund and AllianceBernstein National Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AB Fund Complex", while all of these investment companies, except Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc., and AB Multi-Manager Alternative Fund, are referred to collectively below as the "AB Funds".

Board of Directors Information

The Boards are comprised of the same Directors for all Funds. Certain information concerning the Directors is set forth below.

NAME, ADDRESS,* AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE OR DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE OR DIRECTOR

INDEPENDENT DIRECTORS

Garry L. Moody,+ Chairman of the Board 71 (2008 – Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, Sustainable Global Thematic, Sustainable International Thematic) (2011 – Select US Equity) (2012 – Select US Long/Short) (2014 – Concentrated Growth, Global Core Equity, Concentrated International Growth) (2015 – International Low Volatility Equity) (2017 – Sustainable US Thematic)

Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of the Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such Funds from 2008 to February 2023.

	76	None

53

NAME, ADDRESS,* AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE OR DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE OR DIRECTOR

Jorge A. Bermudez,+ 72 (2020)

Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup's Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as a director or trustee of the AB Funds since January 2020.

		76	Moody's Corporation since April 2011
54

NAME, ADDRESS,* AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE OR DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE OR DIRECTOR

Michael J. Downey,+ 79 (2005 – Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, Sustainable Global Thematic, Sustainable International Thematic) (2011 – Select US Equity) (2012 – Select US Long/Short) (2014 – Concentrated Growth, Global Core Equity, Concentrated International Growth) (2015 – International Low Volatility Equity) (2017 – Sustainable US Thematic)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	76	None
Nancy P. Jacklin,+ 75 (2006 – Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, Sustainable Global Thematic, Sustainable International Thematic) (2011 – Select US Equity) (2012 – Select US Long/Short) (2014 – Concentrated Growth, Global Core Equity, Concentrated International Growth) (2015 – International Low Volatility Equity) (2017 – Sustainable US Thematic)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the	76	None
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NAME, ADDRESS,* AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE OR DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE OR DIRECTOR

	Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.
Jeanette W. Loeb,+ 71 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a director or trustee of the AB Funds since April 2020.	76	Apollo Investment Corp. (business development company) since August 2011
Carol C. McMullen,+ 67 (2016 – Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, Sustainable Global Thematic, Sustainable International Thematic, Select US Equity, Select US Long/Short, Concentrated Growth, Global Core Equity, Concentrated International Growth, International Low Volatility Equity) (2017 – Sustainable US Thematic)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, member, Mass General Brigham Investment Committee (formerly, Partners Healthcare) (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of	76	None
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NAME, ADDRESS,* AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE OR DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE OR DIRECTOR

senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such Funds since February 2023.

Marshall C. Turner, Jr.,+ 81 (2005 – Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, Sustainable International Thematic) (2011 – Select US Equity) (2012 – Select US Long/Short) (2014 – Concentrated Growth, Global Core Equity, Concentrated International Growth) (2015 – International Low Volatility Equity) (1992 – Sustainable Global Thematic) (2017 – Sustainable US Thematic)	Private Investor since prior to 2018. Former Chairman and CEO of DuPont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He served as both Chairman of the AB Funds and Chairman of the Independent Directors	76	None

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NAME, ADDRESS,* AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE OR DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE OR DIRECTOR

	Committees from 2014 through December 2022.

INTERESTED DIRECTOR
Onur Erzan,# 47 (2021)	Senior Vice President of the Adviser++, Head of Global Client Group and Head of Private Wealth. He oversees the Adviser's entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey's Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	76	None

_______________

*	The address for each of the Fund's Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Funds' Directors.
+	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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++	The Adviser is an affiliate of the Funds.
#	Mr. Erzan is an "interested person," as defined in Section 2(a)(19) of the 1940 Act, of the Funds because of his affiliation with the Adviser.

The business and affairs of each Fund are overseen by the Board. Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.

Experience, Skills, Attributes and Qualifications of the Funds' Directors. The Governance and Nominating Committee of each Fund's Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Board believes contributes to good governance for the Fund. In assessing diversity of experience, the Governance and Nominating Committee takes account of a candidate's educational and professional background, but also the diversity of experience a candidate derives from race, gender, ethnicity, religion, nationality, disability, sexual orientation, or cultural background. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

Each Fund's Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board of each Fund has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

In determining that a particular Director was and continues to be qualified to serve as a Director, each Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, each Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as trustee or director of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AB Funds as noted in the table above:

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Mr. Bermudez has extensive experience in the financial services industry, including risk management, from his service in various senior executive positions, including as Chief Risk Officer, of a large global financial services company, as a director and Audit Chair of a Federal Reserve Bank and a director of a large public company, and as Chairman or director or trustee of numerous non-profit organizations; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Erzan has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds and at a management consulting firm; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), as a financial services lawyer in private practice, and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2014; Ms. Loeb has extensive experience in the financial services industry and in business more generally, including as a former executive and partner of a large global financial services company and as chief executive officer of a private e-commerce company, a director and audit committee member of a large publicly traded business development company and former director of a fund of hedge funds, and a director or trustee of numerous non-profit organizations including the United Nations Development Corporation and New York City Center; Ms. McMullen has experience in talent management for a global technology consulting firm, serves on the advisory board of a privately held e-commerce company, has served as director of a variety of privately held firms and non-profit boards (including as director of one of the 10 largest healthcare systems in the US and Chair of a top US community hospital), and has extensive asset management industry experience including as Director of Global Investment Research for a major fund company and President of Wealth Management for a regional bank; Mr. Moody, a certified public accountant, has extensive experience in the asset management industry as a senior executive of a large fund complex and as Vice Chairman and U.S. and Global Investment Management Practice Managing Partner for a major accounting firm, and is a governor on the Board of the Investment Company Institute, the leading association representing regulated funds, including mutual funds, exchange-traded funds and closed-end funds, is a member of the Governing Council of the Independent Directors Council, a group created by the Investment Company Institute that aims to advance the education, communication and policy positions of investment company independent directors, and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; and Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and Chairman of the Independent Directors Committees of the AB Funds since February 2014. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. Each Fund's Board is responsible for oversight of that Fund. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. Each Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of that Fund in accordance with the Fund's investment objective and

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policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. Each Board meets at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, each Board has established three standing committees – the Audit, Governance and Nominating and Independent Directors Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may, from time to time, engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of each Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that a Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to a Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. Each Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of a Board's general oversight of a Fund's investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, the Adviser's internal legal counsel, the Adviser's Chief Compliance Officer and internal auditors

61

for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

Not all risks that may affect a Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals. As a result of the foregoing and other factors a Fund's ability to manage risk is subject to substantial limitations.

Board Committees. Each Fund's Board has three standing committees — an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

The function of the Audit Committee is to assist the Boards in their oversight of each Fund's accounting and financial reporting policies and practices. The Audit Committee of Growth Fund, Large Cap Growth, Discovery Growth, Sustainable Global Thematic and Sustainable International Thematic each met three times during the Funds' most recently completed fiscal year. The Audit Committee of Concentrated Growth, Concentrated International Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Low Volatility Equity and Small Cap Growth each met four times during the Fund' most recently completely fiscal year. The Audit Committee of Sustainable US Thematic met three times during the 6-month fiscal period ended June 30, 2022 and three times during Sustainable US Thematic's fiscal year ended December 31, 2021.

The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Boards. The Governance and Nominating Committee of Growth Fund, Large Cap Growth, Discovery Growth, Concentrated Growth, Small Cap Growth, Select US Equity, Select US Long/Short, Sustainable Global Thematic, Sustainable International Thematic, Global Core Equity, International Low Volatility Equity and Concentrated International Growth each met three times during the Funds' most recently completed fiscal year. The Governance and Nominating Committee of Sustainable US Thematic met two times during the 6-month fiscal period ended June 30, 2022 and three times during Sustainable US Thematic's fiscal year ended December 31, 2021.

The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her

62

duties. The Committee may consider candidates as Directors submitted by the Fund's current Board members, officers, the Adviser, shareholders and other appropriate sources.

Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Funds (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Funds; (v) the class or series and number of all shares of a fund of the Funds owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

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The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds, and the candidate's ability to qualify as an Independent Director or Trustee. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, Sustainable Global Thematic, Sustainable International Thematic, Global Core Equity, Select US Equity, Select US Long/Short, Concentrated Growth, International Low Volatility Equity and Concentrated International Growth each met eight times during the Funds' most recently completed fiscal year. The Independent Directors Committee of Sustainable US Thematic met five times during the 6-month period ended June 30, 2022 and seven times during Sustainable US Thematic's fiscal year ended December 31, 2021.

The dollar range of each Fund's securities owned by each Director or Trustee and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Director are set forth below.

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	DOLLAR RANGE OF EQUITY SECURITIES IN GROWTH FUND AS OF DECEMBER 31, 2022	DOLLAR RANGE OF EQUITY SECURITIES IN LARGE CAP GROWTH AS OF DECEMBER 31, 2022	DOLLAR RANGE OF EQUITY SECURITIES IN CONCENTRATED GROWTH AS OF DECEMBER 31, 2022

Jorge A. Bermudez	None	$10,001-$50,000	$10,001-$50,000
Michael J. Downey	None	None	None
Onur Erzan	None	None	None
Nancy P. Jacklin	None	None	None
Jeanette W. Loeb	None	None	None
Carol C. McMullen	None	None	None
Garry L. Moody	Over $100,000	Over $100,000	Over $100,000
Marshall C. Turner, Jr.	None	None	Over $100,000

	DOLLAR RANGE OF EQUITY SECURITIES IN DISCOVERY GROWTH AS OF DECEMBER 31, 2022	DOLLAR RANGE OF EQUITY SECURITIES IN SMALL CAP GROWTH AS OF DECEMBER 31, 2022	DOLLAR RANGE OF EQUITY SECURITIES IN SELECT US EQUITY AS OF DECEMBER 31, 2022

Jorge A. Bermudez	None	None	None
Michael J. Downey	$50,001-$100,000	None	None
Onur Erzan	None	None	None
Nancy P. Jacklin	$50,001-$100,000	None	$50,001-$100,000
Jeanette W. Loeb	None	None	None
Carol C. McMullen	None	None	$10,001-$50,000
Garry L. Moody	Over $100,000	Over $100,000	$50,001-$100,000
Marshall C. Turner, Jr.	Over $100,000	$10,001-$50,000	None

	DOLLAR RANGE OF EQUITY SECURITIES IN SELECT US LONG/SHORT AS OF DECEMBER 31, 2022	DOLLAR RANGE OF EQUITY SECURITIES IN SUSTAINABLE INTERNATIONAL THEMATIC AS OF DECEMBER 31, 2022	DOLLAR RANGE OF EQUITY SECURITIES IN SUSTAINABLE GLOBAL THEMATIC AS OF DECEMBER 31, 2022

Jorge A. Bermudez	$10,001-$50,000	None	None
Michael J. Downey	None	None	Over $100,000
Onur Erzan	None	None	None
Nancy P. Jacklin	None	None	None
Jeanette W. Loeb	$10,001-$50,000	None	None
Carol C. McMullen	None	None	$10,001-$50,000
Garry L. Moody	$10,001-$50,000	None	$50,001-$100,000
Marshall C. Turner, Jr.	$10,001-$50,000	None	$50,001-$100,000

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	DOLLAR RANGE OF EQUITY SECURITIES IN GLOBAL CORE EQUITY AS OF DECEMBER 31, 2022	DOLLAR RANGE OF EQUITY SECURITIES IN INTERNATIONAL LOW VOLATILITY EQUITY AS OF DECEMBER 31, 2022	DOLLAR RANGE OF EQUITY SECURITIES IN CONCENTRATED INTERNATIONAL GROWTH AS OF DECEMBER 31, 2022

Jorge A. Bermudez	None	$10,001-$50,000	$10,001-$50,000
Michael J. Downey	None	None	None
Onur Erzan	None	None	None
Nancy P. Jacklin	None	None	None
Jeanette W. Loeb	None	None	None
Carol C. McMullen	None	None	None
Garry L. Moody	None	None	None
Marshall C. Turner, Jr.	None	None	None

	DOLLAR RANGE OF EQUITY SECURITIES IN SUSTAINABLE US THEMATIC AS OF DECEMBER 31, 2022	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN THE AB FUND COMPLEX AS OF DECEMBER 31, 2022

Jorge A. Bermudez	None	Over $100,000
Michael J. Downey	None	Over $100,000
Onur Erzan	None	Over $100,000
Nancy P. Jacklin	None	Over $100,000
Jeanette W. Loeb	None	Over $100,000
Carol C. McMullen	None	Over $100,000
Garry L. Moody	$50,001-$100,000	Over $100,000
Marshall C. Turner, Jr.	None	Over $100,000

Officer Information

Certain information concerning each Fund's officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

All Funds

Onur Erzan, 47	President and Chief Executive Officer	See biography above.

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NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Nancy E. Hay, 51	Secretary/Clerk	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018, and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**.
Joseph J. Mantineo, 64	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2018.

Jennifer Friedland, 49	Chief Compliance Officer

Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

Michael B. Reyes, 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Other Officers

Growth Fund

Bruce K. Aronow^, 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Co-Chief Investment Officer of Small and SMID Cap Growth Equities.

Frank V. Caruso^^, 66	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Chief Investment Officer of US Growth Equities.

John H. Fogarty, 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Co-Chief Investment Officer of US Growth Equities.

Vinay Thapar, 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Co-Chief Investment Officer of US Growth Equities.

Phyllis J. Clarke, 62	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2018.

Large Cap Growth

Frank V. Caruso^^, 66	Vice President	See above.

67

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

John H. Fogarty, 53	Vice President	See above.

Vinay Thapar, 44	Vice President	See above.

Phyllis J. Clarke, 62	Controller	See above.

Concentrated Growth

James Tierney, Jr., 56	Vice President	Senior Vice President, Chief Investment Officer of Concentrated U.S. Growth of the Adviser**, with which he has been associated since prior to 2018.

Phyllis J. Clarke, 62	Controller	See above.

Discovery Growth

Bruce K. Aronow^, 56	Vice President	See above.

Esteban Gomez, 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Samantha S. Lau, 50	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2018. She is also Co-Chief Investment Officer of US Small and SMID Cap Growth Equities.

Heather Pavlak, 39	Vice President	Vice President of the Adviser**, with which she has been associated since 2018. Before joining the Adviser in 2018, she spent four years at Schroders Investment Management as an equity research analyst.

68

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Wen-Tse Tseng, 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Stephen M. Woetzel, 51	Controller	Senior Vice President of ABIS**, with which he has been associated since prior to 2018.

Small Cap Growth

Bruce K. Aronow^, 56	Vice President	See above.

Esteban Gomez, 39	Vice President	See above.

Samantha S. Lau, 50	Vice President	See above.

Heather Pavlak, 39	Vice President	See above.

Wen-Tse Tseng, 57	Vice President	See above.

Phyllis J. Clarke, 62	Controller	See above.

Select US Equity

Kurt A. Feuerman, 67	Vice President	Senior Vice President and Chief Investment Officer, Select US Equity Portfolios of the Adviser**, with which he has been associated since prior to 2018.

Anthony Nappo, 50	Vice President	Senior Vice President, Portfolio Manager and Co-Chief Investment Officer, Select US Equity Portfolios of the Adviser**, with which he has been associated since prior to 2018.
Phyllis J. Clarke, 62	Controller	See above.

Select US Long/Short

Kurt A. Feuerman, 67	Vice President	See above.

69

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Anthony Nappo, 50	Vice President	See above.

Phyllis J. Clarke, 62	Controller	See above.

Sustainable Global Thematic

Daniel C. Roarty, 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Chief Investment Officer of Sustainable Thematic Equities.

Phyllis J. Clarke, 62	Controller	See above.

Sustainable International Thematic

William Johnston, 62	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is a Senior Research Analyst for the Sustainable Thematic Equities Portfolios.

Daniel C. Roarty, 51	Vice President	See above.

Phyllis J. Clarke, 62	Controller	See above.

Global Core Equity

David Dalgas, 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Co-Chief Investment Officer of Global Core Equity since 2018.
Klaus Ingemann, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Co-Chief Investment Officer of Global Core Equity since 2018.

70

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Phyllis J. Clarke, 62	Controller	See above.
International Low Volatility Equity

Kent Hargis, 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Co-Chief Investment Officer of Strategic Core Equities since 2018.

Brian Holland, 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Sammy Suzuki, 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Head of Emerging Markets Equities and Co-Chief Investment Officer of Strategic Core Equities.

Phyllis J. Clarke, 62	Controller	See above.

Concentrated International Growth

Dev Chakrabarti, 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Co-Chief Investment Officer of Concentrated Global Growth.

Phyllis J. Clarke, 62	Controller	See above.

Sustainable US Thematic

Daniel C. Roarty, 51	Vice President	See above.

71

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Benjamin Ruegsegger, 44	Vice President	Senior Vice President and Senior Research Analyst of the Adviser**, with which he has been associated since prior to 2018.

Phyllis J. Clarke, 62	Controller	See above.

__________________

*	The address for each of the Funds' Officers is 1345 Avenue of the Americas, New York, NY 10105.
**	The Adviser, ABI and ABIS are affiliates of the Funds.

^	Mr. Aronow is expected to retire from the Adviser effective December 31, 2023.
^^	Mr. Caruso is expected to retire from the Adviser effective March 31, 2024.

The Funds do not pay any fees to, or reimburse expenses of, their Directors who are considered an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. The aggregate compensation paid to each of the Directors by each Fund for the fiscal year or period ended June 30, 2022 or July 31, 2022, as applicable, the aggregate compensation paid to each of the Directors during calendar year 2022 by the AB Fund Complex and the total number of registered investment companies (and separate investment portfolios within the companies) in the AB Fund Complex with respect to which each of the Directors serves as a director, are set forth below. Neither the Funds nor any other registered investment company in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director of one or more other registered investment companies in the AB Fund Complex.

Name of Trustee or Director	Aggregate Compensation from Growth Fund	Aggregate Compensation from Large Cap Growth	Aggregate Compensation from Concentrated Growth	Aggregate Compensation from Discovery Growth
Jorge A. Bermudez	$3,308	$29,267	$4,208	$6,054
Michael J. Downey	$4,394	$29,267	$4,208	$7,874
Onur Erzan*	$0	$0	$0	$0
Nancy P. Jacklin	$4,880	$32,519	$4,675	$8,727
Jeanette W. Loeb	$3,300	$29,181	$4,208	$6,032
Carol C. McMullen	$4,394	$29,267	$4,208	$6,440
Garry L. Moody	$5,145	$34,280	$4,924	$9,207
Marshall C. Turner, Jr.	$5,082	$44,314	$6,339	$9,319
Earl D. Weiner**	$2,231	$14,561	$2,080	$4,204

72

Name of Trustee or Director	Aggregate Compensation from Small Cap Growth	Aggregate Compensation from Sustainable Global Thematic	Aggregate Compensation from Sustainable International Thematic	Aggregate Compensation from Global Core Equity
Jorge A. Bermudez	$9,964	$5,601	$3,395	$6,083
Michael J. Downey	$9,964	$5,601	$3,395	$6,083
Onur Erzan*	$0	$0	$0	$0
Nancy P. Jacklin	$11,058	$6,223	$3,772	$6,762
Jeanette W. Loeb	$9,938	$5,590	$3,395	$6,083
Carol C. McMullen	$9,964	$5,601	$3,395	$6,083
Garry L. Moody	$11,661	$6,560	$3,973	$7,119
Marshall C. Turner, Jr.	$15,108	$8,482	$5,120	$9,139
Earl D. Weiner**	$5,132	$2,806	$1,686	$2,928

Name of Trustee or Director	Aggregate Compensation from Select US Equity	Aggregate Compensation from Select US Long/Short	Aggregate Compensation from International Low Volatility Equity	Aggregate Compensation from Concentrated International Growth
Jorge A. Bermudez	$2,494	$4,542	$3,174	$2,872
Michael J. Downey	$2,494	$4,542	$3,174	$2,872
Onur Erzan*	$0	$0	$0	$0
Nancy P. Jacklin	$2,773	$5,054	$3,528	$3,191
Jeanette W. Loeb	$2,494	$4,542	$3,174	$2,872
Carol C. McMullen	$2,494	$4,542	$3,174	$2,872
Garry L. Moody	$2,921	$5,320	$3,716	$3,362
Marshall C. Turner, Jr.	$3,767	$6,822	$4,785	$4,336
Earl D. Weiner**	$1,231	$2,125	$1,565	$1,435

Name of Trustee or Director	Aggregate Compensation from Sustainable US Thematic***	Total Compensation from the AB Fund Complex, including the Funds	Total Number of Registered Investment Companies in the AB Fund Complex, including the Fund, as to which the Trustee or Director is a Director or Trustee	Total Number of Investment Portfolios within the AB Fund Complex, including the Fund, as to which the Trustee or Director is a Director or Trustee
Jorge A. Bermudez	$2,399	$330,000	28	76
Michael J. Downey	$2,399	$330,000	28	76
Onur Erzan*	$0	$0	28	76
Nancy P. Jacklin	$2,666	$379,500	28	76
Jeanette W. Loeb	$2,399	$330,000	28	76
Carol C. McMullen	$2,399	$330,000	28	76
Garry L. Moody	$2,809	$396,000	28	76
Marshall C. Turner, Jr.	$3,626	$478,500	28	76
Earl D. Weiner**	$1,202	$0	0	0

_______

*	Mr. Erzan was elected President, Chief Executive Officer and a Director of the Funds effective April 1, 2021.
**	Mr. Weiner retired as a Director effective December 31, 2021.
***	Effective January 1, 2022, Sustainable US Thematic's fiscal year end changed from December 31 to June 30. This table represents the aggregate compensation paid to each of the Directors during the 6-month fiscal period ended June 30, 2022.
73

As of April 24, 2023, the Directors and officers of each of the Funds, as a group owned less than 1% of the shares of each Fund.

Additional Information About the Funds' Portfolio Managers1

GROWTH FUND

The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Growth Investment Team. Bruce K. Aronow, Frank V. Caruso, John H. Fogarty and Vinay Thapar are the investment professionals2 with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds – Portfolio Managers" in the Fund's Prospectus.

The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2022 (as of February 28, 2023 for Vinay Thapar) are set forth below.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

Bruce K. Aronow	$100,001-$500,000
Frank V. Caruso	None
John H. Fogarty	$50,001-$100,000
Vinay Thapar	None

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2022 (as of February 28, 2023 for Vinay Thapar).

_________________

1	As of June 30, 2022, employees of the Adviser had approximately $546,337 invested in shares of Sustainable International Thematic and approximately $28,882,302 in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts. As of July 31, 2022, employees of the Adviser had approximately $284,479 invested in shares of Growth Fund, $662,070 invested in shares of Large Cap Growth, $698,999 invested in shares of Discovery Growth, $1,116,999 invested in shares of Small Cap Growth and $863,621 invested in shares of Sustainable Global Thematic, and approximately $30,801,870 invested in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

2	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

74

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Bruce K. Aronow	14	$9,305,000,000	None	None
Frank V. Caruso	4	$19,787,000,000	None	None
John H. Fogarty	5	$19,808,000,000	None	None
Vinay Thapar	10	$22,790,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Bruce K. Aronow	33	$1,032,000,000	None	None
Frank V. Caruso	19	$32,071,000,000	None	None
John H. Fogarty	21	$35,159,000,000	None	None
Vinay Thapar	23	$34,486,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Bruce K. Aronow	21	$2,676,000,000	2	$591,000,000
Frank V. Caruso	2,892	$5,527,000,000	None	None
John H. Fogarty	2,895	$6,459,000,000	None	None
Vinay Thapar	3,004	$8,376,000,000	None	None

LARGE CAP GROWTH

The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's U.S. Large Cap Growth Investment Team. Frank V. Caruso, John H. Fogarty and Vinay Thapar are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds – Portfolio Managers" in the Fund's Prospectus.

75

The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2022 are set forth below.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

Frank V. Caruso	None
John H. Fogarty	$100,001-$500,000
Vinay Thapar	None

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2022.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Frank V. Caruso	4	$3,898,000,000	None	None
John H. Fogarty	5	$3,919,000,000	None	None
Vinay Thapar	10	$7,256,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Frank V. Caruso	19	$32,071,000,000	None	None
John H. Fogarty	21	$35,159,000,000	None	None
Vinay Thapar	21	$35,159,000,000	None	None

76

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Frank V. Caruso	2,892	$5,527,000,000	None	None
John H. Fogarty	2,895	$6,459,000,000	None	None
Vinay Thapar	3,015	$7,962,000,000	None	None

CONCENTRATED GROWTH

The management of, and investment decisions for, the Fund's portfolio are made by James Tierney. For additional information about the portfolio management of the Fund, see "Management of the Fund – Portfolio Managers" in the Fund's Prospectus.

The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of June 30, 2022 is set forth below.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

James Tierney	Over $1,000,000

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2022.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
James Tierney	5	$569,000,000	None	None

77

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
James Tierney	14	$3,879,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
James Tierney	2,347	$12,668,000,000	None	None

DISCOVERY GROWTH

The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's U.S. Small/Mid Cap Growth Investment Team. Bruce K. Aronow, Esteban Gomez, Samantha S. Lau, Heather Pavlak and Wen-Tse Tseng are the investment professionals primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds – Portfolio Managers" in the Fund's Prospectus.

The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2022 are set forth below.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

Bruce K. Aronow	Over $1,000,000
Esteban Gomez	$10,001-$50,000
Samantha S. Lau	$100,001-$500,000
Heather Pavlak	$50,001-$100,000
Wen-Tse Tseng	$100,001-$500,000

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2022.

78

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Bruce K. Aronow	14	$7,656,000,000	None	None
Esteban Gomez	12	$6,400,000,000	None	None
Samantha S. Lau	12	$6,400,000,000	None	None
Heather Pavlak	12	$6,400,000,000	None	None
Wen-Tse Tseng	12	$6,400,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Bruce K. Aronow	33	$1,032,000,000	None	None
Esteban Gomez	33	$940,000,000	None	None
Samantha S. Lau	33	$940,000,000	None	None
Heather Pavlak	33	$940,000,000	None	None
Wen-Tse Tseng	33	$940,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Bruce K. Aronow	21	$2,676,000,000	2	$591,000,000
Esteban Gomez	21	$2,422,000,000	2	$591,000,000
Samantha S. Lau	21	$2,422,000,000	2	$591,000,000
Heather Pavlak	21	$2,422,000,000	2	$591,000,000
Wen-Tse Tseng	21	$2,422,000,000	2	$591,000,000

79

SMALL CAP GROWTH

The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Small Cap Growth Investment Team. Bruce K. Aronow, Esteban Gomez, Samantha S. Lau, Heather Pavlak and Wen-Tse Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds – Portfolio Managers" in the Fund's Prospectus.

The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2022 are set forth below.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

Bruce K. Aronow	Over $1,000,000
Esteban Gomez	$10,001-$50,000
Samantha S. Lau	$500,001-$1,000,000
Heather Pavlak	$50,001-$100,000
Wen-Tse Tseng	$100,001-$500,000

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2022.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Bruce K. Aronow	14	$6,149,000,000	None	None
Esteban Gomez	12	$4,893,000,000	None	None
Samantha S. Lau	12	$4,893,000,000	None	None
Heather Pavlak	12	$4,893,000,000	None	None
Wen-Tse Tseng	12	$4,893,000,000	None	None

80

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- Based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- Based Fees
Bruce K. Aronow	33	$1,032,000,000	None	None
Esteban Gomez	33	$940,000,000	None	None
Samantha S. Lau	33	$940,000,000	None	None
Heather Pavlak	33	$940,000,000	None	None
Wen-Tse Tseng	33	$940,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Bruce K. Aronow	21	$2,676,000,000	2	$591,000,000
Esteban Gomez	21	$2,422,000,000	2	$591,000,000
Samantha S. Lau	21	$2,422,000,000	2	$591,000,000
Heather Pavlak	21	$2,422,000,000	2	$591,000,000
Wen-Tse Tseng	21	$2,422,000,000	2	$591,000,000

SELECT US EQUITY

The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Select Equity Portfolios Investment Team. Kurt A. Feuerman and Anthony Nappo are the investment professionals primarily responsible for the day-to-day management of the Funds' portfolios. For additional information about the portfolio management of the Funds, see "Management of the Funds – Portfolio Managers" in the Funds' Prospectus.

The dollar range of each Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of June 30, 2022 are set forth below.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

Kurt A. Feuerman	None*
Anthony Nappo	$50,001-$100,000

__________________

*	Mr. Feuerman does not directly or beneficially own shares of the Fund. However, he invests through his foundation in the Select US Equity Limited Partnership, managed by the Adviser. Mr. Feuerman has over $1,000,000 invested in the Select US Equity Partnership.
81

The following tables provide information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2022.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Kurt A. Feuerman	4	$5,475,000,000	None	None
Anthony Nappo	4	$5,475,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Kurt A. Feuerman	13	$5,664,000,000	None	None
Anthony Nappo	13	$5,664,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Kurt A. Feuerman	9	$2,149,000,000	4	$1,538,000,000
Anthony Nappo	9	$2,149,000,000	4	$1,538,000,000

SELECT US LONG/SHORT

The management of, and investment decisions for, the Fund's portfolios are made by the Adviser's Select Equity Portfolios Investment Team. Kurt A. Feuerman and Anthony Nappo are the investment professionals primarily responsible for the day-to-day management of

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the Funds' portfolios. For additional information about the portfolio management of the Funds, see "Management of the Funds – Portfolio Managers" in the Funds' Prospectus.

The dollar range of each Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of June 30, 2022 are set forth below.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

Kurt A. Feuerman	None*
Anthony Nappo	$100,001-$500,000

__________________

*	Mr. Feuerman does not directly or beneficially own shares of the Fund. However, he invests through his foundation in the Select US Long/Short Limited Partnership, managed by the Adviser. Mr. Feuerman has over $1,000,000 invested in the Select US Long/Short Partnership.

The following tables provide information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2022.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Kurt A. Feuerman	4	$3,998,000,000	None	None
Anthony Nappo	4	$3,998,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Kurt A. Feuerman	13	$5,664,000,000	None	None
Anthony Nappo	13	$5,664,000,000	None	None

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OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Kurt A. Feuerman	9	$2,149,000,000	4	$1,538,000,000
Anthony Nappo	9	$2,149,000,000	4	$1,538,000,000

 SUSTAINABLE GLOBAL THEMATIC

The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Sustainable Thematic Equities Investment Team. Daniel C. Roarty is the investment professional primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds – Portfolio Managers" in the Fund's Prospectus.

The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of July 31, 2022 is set forth below.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

Daniel C. Roarty	$500,001-$1,000,000

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2022.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Daniel C. Roarty	16	$3,756,000,000	None	None

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OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Daniel C. Roarty	66	$64,060,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Daniel C. Roarty	1,010	$12,983,000,000	None	None

 SUSTAINABLE INTERNATIONAL THEMATIC

The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Sustainable Thematic Equities Investment Team. William Johnston and Daniel C. Roarty are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds – Portfolio Managers" in the Fund's Prospectus.

The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of June 30, 2022 is set forth below.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

Daniel C. Roarty	$100,001-$500,000
William Johnston	None

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2022.

85

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Daniel C. Roarty	16	$4,584,000,000	None	None
William Johnston	9	$2,223,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Daniel C. Roarty	65	$60,945,000,000	None	None
William Johnston	37	$14,547,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Daniel C. Roarty	1,011	$16,839,000,000	None	None
William Johnston	995	$3,281,000,000	None	None

GLOBAL CORE EQUITY

The management of, and investment decisions for, the Fund's portfolio are made by an Investment Policy Team. David Dalgas and Klaus Ingemann are the investment professional primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds – Portfolio Managers" in the Fund's Prospectus. As of June 30, 2022, the portfolio managers did not directly or beneficially own any equity securities of the Fund.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables

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provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2022.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
David Dalgas	6	$335,000,000	None	None
Klaus Ingemann	6	$335,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
David Dalgas	21	$3,289,000,000	None	None
Klaus Ingemann	21	$3,289,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
David Dalgas	19	$10,348,000,000	2	$2,676,000,000
Klaus Ingemann	19	$10,348,000,000	2	$2,676,000,000

INTERNATIONAL LOW VOLATILITY EQUITY

The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Strategic Core Investment Team. Kent Hargis, Brian Holland and Sammy Suzuki are the investment professionals primarily responsible for the day-to-day management of the Fund's portfolio.

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For additional information about the portfolio management of the Fund, see "Management of the Funds – Portfolio Managers" in the Fund's Prospectus.

The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of June 30, 2022 is set forth below.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

Kent Hargis	$100,001-$500,000
Brian Holland	None
Sammy Suzuki	$100,001-$500,000

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2022.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Kent Hargis	12	$1,822,000,000	None	None
Brian Holland	24	$7,491,000,000	None	None
Sammy Suzuki	11	$767,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Kent Hargis	31	$6,415,000,000	None	None
Brian Holland	40	$1,667,000,000	None	None
Sammy Suzuki	30	$6,384,000,000	None	None

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OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Kent Hargis	2,620	$5,192,000,000	None	None
Brian Holland	59	$4,992,000,000	4	$2,207,000,000
Sammy Suzuki	2,614	$4,884,000,000	None	None

 CONCENTRATED INTERNATIONAL GROWTH

The management of, and investment decisions for, the Fund's portfolios are made by the Adviser's Concentrated International Growth Investment Team. Dev Chakrabarti is the investment professional primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund – Portfolio Managers" in the Fund's Prospectus. As of June 30, 2022, the portfolio manager did not directly or beneficially own any equity securities of the Fund.

The following tables provide information regarding registered investment companies (other than the Fund), other pooled investment vehicles and other accounts over which the Fund's portfolio manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2022.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Dev Chakrabarti	5	$1,310,000,000	None	None

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OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Dev Chakrabarti	14	$3,879,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Dev Chakrabarti	2,347	$12,668,000,000	None	None

SUSTAINABLE US THEMATIC

The management of, and investment decisions for, the Fund's portfolio are made by the Thematic and Sustainable Equities Investment Team. Daniel C. Roarty and Benjamin Ruegsegger are the investment professionals primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund – Portfolio Managers" in the Fund's Prospectus.

The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of June 30, 2022 are set forth below.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

Daniel C. Roarty	$500,001-$1,000,000
Benjamin Ruegsegger	$100,001-$500,000

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2022.

90

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Daniel C. Roarty	16	$5,177,000,000	None	None
Benjamin Ruegsegger	9	$2,817,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Daniel C. Roarty	65	$60,945,000,000	None	None
Benjamin Ruegsegger	37	$14,547,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Daniel C. Roarty	1,011	$16,839,000,000	None	None
Benjamin Ruegsegger	995	$3,281,000,000	None	None

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment

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opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds other than funds advised by the Adviser) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities and Order Aggregation. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated

92

equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Generally, all orders in the same security are aggregated in each trading system by the Adviser to facilitate best execution and to reduce overall trading costs. Executions for aggregated orders with the same executing broker are combined to determine one average price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time. When the liquidity in a market is not sufficient to fill all client orders, the Adviser may give priority to certain orders over others. This prioritization is based on objective factors driving the order. Under such circumstances, the Adviser aggregates orders by these factors and subjects each aggregated order to the trade allocation algorithms discussed above. The factors used, in order of priority, are (1) correction of guideline breaches; (2) avoidance of guideline breaches; (3) investing significant new funding and completing tax strategy implementations; (4) investing in services that focus on specific financial instruments or market sectors, (5) avoidance of tracking error on the service/product level; and (6) portfolio rebalancing and optimization. Separate orders with the same priority may be traded using a rotational process that is fair and objective.

The Adviser may not require orders in the same security from different managers to be aggregated where one manager's investment strategy requires rapid trade execution, provided the Adviser believes that disaggregation will not materially impact other client orders. Certain other clients of the Adviser have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the quantity of securities available at a particular price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions are averaged as to price. The shares are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the shares over time.

The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. The Adviser is conscious of these potential conflicts. When the Adviser is providing fiduciary services, the goal of the Adviser's policies and procedures is to act in good faith and to treat all client accounts in a fair and

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equitable manner over time, regardless of their strategy, fee arrangements or the influence of their owners or beneficiaries.

Portfolio Manager Compensation

The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund's prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that

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includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

Asset-Based and Performance-Based Compensation: With respect to the Select US Equity and Select US Long/Short, Mr. Feuerman and members of the investment team he leads (the "Investment Team") were hired by the Adviser in 2011. At that time, the Adviser entered into an employment agreement with Mr. Feuerman under which a compensation pool for Mr. Feuerman and members of the Investment Team was created based on specified percentages of the fees (both asset-based and performance-based fees) received by the Adviser from the accounts managed by the Investment Team. Performance fees are not assessed on the Fund or the assets of the Fund. In general, a larger percentage of the fees received by the Adviser is allocated to the compensation pool with respect to assets that were managed by Mr. Feuerman at his prior employer and that followed Mr. Feuerman to the Adviser than with respect to assets, such as the Fund, that were obtained or created after Mr. Feuerman joined the Adviser. The compensation pool is allocated among the members of the Investment Team based on the recommendations of Mr. Feuerman subject to approval by the Adviser's Compensation Committee. This compensation represents a portion of the overall compensation received by members of the Investment Team.

EXPENSES OF THE FUNDS

Distribution Services Arrangements

Each Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class C shares, Class R shares and Class K shares (as applicable), in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (each a "Plan" and collectively the "Plans").

In approving the Plan, the Directors determined that there was a reasonable likelihood that the Plan would benefit each Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

The Adviser, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC, makes payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

The Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods provided that such continuance is specifically approved at least annually by a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans or any agreement related thereto the

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("Qualified Directors") and by a majority of the entire Board at a meeting called for that purpose. Most recently, the Directors approved the continuance of the Plans for an additional term at meetings held on May 3-5, 2022.

All material amendments to the Plans will become effective only upon approval as provided in the preceding paragraph, and the Plans may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the Qualified Directors or (b) by ABI. To terminate the Plan or Agreement, any party must give the other parties 60 days' written notice except that a Fund may terminate the Plan without giving prior notice to ABI. The Agreement will terminate automatically in the event of its assignment. The Plan is of a type known as a "reimbursement plan", which means that it reimburses the distributor for the actual costs of services rendered.

In the event that a Plan is terminated by either party or not continued with respect to the Class A, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to that class and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Plan not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

Distribution services fees are accrued daily and paid monthly and charged as expenses of each Fund as accrued. The distribution services fees attributable to the Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class C shares and distribution services fees on the Class R shares and the Class K shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

With respect to Class A shares of each Fund, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABI's compensation with respect to Class C, Class R and Class K shares under the Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fees payable under the Plan with respect to the class involved and, in the case of Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class C shares, payments subsequently received through CDSCs, so long as the Plan is in effect.

During the fiscal year ended July 31, 2022 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic, during the fiscal year

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ended June 30, 2022 for Sustainable International Thematic, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Low Volatility Equity and Concentrated International Growth and during the 6-month fiscal period ended June 30, 2022 for Sustainable US Thematic with respect to Class A shares, the distribution services fees for expenditures payable to ABI were as follows:

Fund	Distribution services fees for expenditures payable to ABI	Percentage per annum of the aggregate average daily net assets attributable to Class A shares *
Growth Fund	$2,809,776	.25%
Large Cap Growth	$10,087,554	.25%
Concentrated Growth	$167,435	.25%
Discovery Growth	$1,972,741	.23%
Small Cap Growth	$2,312,030	.25%
Select US Equity	$52,532	.25%
Select US Long/Short	$301,803	.25%
Sustainable Global Thematic	$2,133,002	.25%
Sustainable International Thematic	$497,913	.25%
Global Core Equity	$58,730	.25%
International Low Volatility Equity	$21,016	.25%
Concentrated International Growth	$23,475	.25%
Sustainable US Thematic	$21	.25%

_________________

*       The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of Growth Fund and Large Cap Growth is .50% of the aggregate average daily net assets, and the maximum fee allowed under the Rule 12b-1 Plan for Class A shares of all other Funds, except Global Core Equity, International Low Volatility Equity, Concentrated International Growth and Sustainable US Thematic, is .30% of the aggregate average daily net assets. The Boards of the Funds currently limit the Funds' payments to .25%, except with respect to Discovery Growth, for which payments are currently limited to .23%.

For the fiscal year ended July 31, 2022 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic, during the fiscal year ended June 30, 2022 for Sustainable International Thematic, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Low Volatility Equity and Concentrated International Growth and during the 6-month fiscal period ended June 30, 2022 for Sustainable US Thematic, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class A shares were as follows:

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Category of Expense	Growth Fund	Large Cap Growth	Concentrated Growth	Discovery Growth

Advertising/Marketing	$44,400	$193,508	$2,428	$36,227

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$10,058	$43,693	$521	$8,162

Compensation to Underwriters	$2,639,245	$10,202,949	$167,132	$1,519,811

Compensation to Dealers	$691,758	$2,680,156	$39,829	$541,493

Compensation to Sales Personnel	$307,171	$1,399,021	$22,925	$252,973

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$87,051	$356,066	$5,184	$69,200

Totals	$3,779,683	$14,875,393	$238,019	$2,427,866

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Category of Expense	Small Cap Growth	Select US Equity	Select US Long/Short	Sustainable Global Thematic

Advertising/Marketing	$38,303	$784	$4,360	$36,594

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$8,625	$168	$930	$8,302

Compensation to Underwriters	$2,531,220	$48,274	$343,901	$2,029,209

Compensation to Dealers	$506,859	$12,713	$71,895	$547,802

Compensation to Sales Personnel	$269,542	$6,108	$40,245	$256,231

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$68,588	$1,672	$9,412	$70,068

Totals	$3,423,137	$69,719	$470,743	$2,948,206

Category of Expense	Sustainable International Thematic	Global Core Equity	International Low Volatility Equity	Concentrated International Growth

Advertising/Marketing	$9,904	$167	$297	$233

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$2,074	$35	$62	$50

99

Category of Expense	Sustainable International Thematic	Global Core Equity	International Low Volatility Equity	Concentrated International Growth

Compensation to Underwriters	$470,551	$66,365	$23,334	$22,879

Compensation to Dealers	$594,954	$2,458	$4,937	$3,909

Compensation to Sales Personnel	$56,740	$1,207	$2,082	$2,479

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$18,981	$337	$639	$502

Totals	$1,153,204	$70,569	$31,351	$30,052

Category of Expense	Sustainable US Thematic

Advertising/Marketing	$0

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$0

Compensation to Underwriters	$0

Compensation to Dealers	$3

Compensation to Sales Personnel	$2

Interest, Carrying or Other Financing Charges	$0
100

Category of Expense	Sustainable US Thematic

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$0

Totals	$5

During the fiscal year ended July 31, 2022 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2022 for Sustainable International Thematic, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Low Volatility Equity, Concentrated International Growth and during the 6-month fiscal period ended June 30, 2022 for Sustainable US Thematic, with respect to Class C shares, the distribution services fees for expenditures payable to ABI were as follows:

Fund	Distribution services fees for expenditures payable to ABI	Percentage per annum of the aggregate average daily net assets attributable to Class C shares
Growth Fund	$451,745	1.00%
Large Cap Growth	$6,373,889	1.00%
Concentrated Growth	$290,555	1.00%
Discovery Growth	$237,883	1.00%
Small Cap Growth	$460,645	1.00%
Select US Equity	$91,223	1.00%
Select US Long/Short	$553,069	1.00%
Sustainable Global Thematic	$315,336	1.00%
Sustainable International Thematic	$15,394	1.00%
Global Core Equity	$9,878	1.00%
International Low Volatility Equity	$2,567	1.00%
Concentrated International Growth	$15,443	1.00%
Sustainable US Thematic	$35	1.00%

For the fiscal year ended July 31, 2022 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year or period ended June 30, 2022 for Sustainable International Thematic, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Low Volatility Equity,

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Concentrated International Growth and during the 6-month fiscal period ended June 30, 2022 for Sustainable US Thematic, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class C shares were as follows:

Category of Expense	Growth Fund	Large Cap Growth	Concentrated Growth	Discovery Growth	Small Cap Growth	Select US Equity

Advertising/Marketing	$1,715	$24,275	$1,039	$895	$1,763	$332

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$390	$5,515	$220	$203	$398	$70

Compensation to Underwriters	$447,417	$6,269,698	$295,221	$225,854	$415,617	$95,707

Compensation to Dealers	$27,478	$387,469	$17,227	$14,448	$28,107	$5,437

Compensation to Sales Personnel	$12,203	$201,999	$10,503	$6,747	$19,071	$2,542

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$3,415	$48,277	$2,221	$1,780	$3,499	$707

Totals	$492,618	$6,937,233	$326,431	$249,927	$468,455	$104,795

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Category of Expense	Select US Long/Short	Sustainable Global Thematic	Sustainable International Thematic	Global Core Equity	International Low Volatility Equity	Concentrated International Growth

Advertising/Marketing	$1,963	$1,246	$134	$35	$9	$54

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$417	$283	$27	$8	$2	$12

Compensation to Underwriters	$571,113	$285,666	$13,713	$9,004	$2,540	$10,070

Compensation to Dealers	$32,720	$19,638	$1,377	$587	$152	$910

Compensation to Sales Personnel	$17,551	$14,479	$560	$281	$75	$613

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$4,230	$2,461	$221	$76	$19	$117

Totals	$627,994	$323,773	$16,032	$9,991	$2,797	$11,776

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Category of Expense	Sustainable US Thematic

Advertising/Marketing	$0

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$0

Compensation to Underwriters	$0

Compensation to Dealers	$1

Compensation to Sales Personnel	$1

Interest, Carrying or Other Financing Charges	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$1

Totals	$3

During the fiscal year ended July 31, 2022 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2022 for Sustainable International Thematic, Concentrated Growth, Select US Equity and Select US Long/Short with respect to Class R shares, the distribution services fees for expenditures payable to ABI were as follows:

Fund	Distribution services fees for expenditures payable to ABI	Percentage per annum of the aggregate average daily net assets attributable to Class R shares
Growth Fund	$43,491	.50%
Large Cap Growth	$461,229	.50%
Concentrated Growth	$386	.50%
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Fund	Distribution services fees for expenditures payable to ABI	Percentage per annum of the aggregate average daily net assets attributable to Class R shares
Discovery Growth	$140,780	.50%
Small Cap Growth	$222,095	.50%
Select US Equity	$223	.50%
Select US Long/Short	$1,536	.50%
Sustainable Global Thematic	$18,928	.50%
Sustainable International Thematic	$23,337	.50%

For the fiscal year ended July 31, 2022 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2022 for Sustainable International Thematic, Concentrated Growth, Select US Equity and Select US Long/Short expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class R shares were as follows:

Category of Expense	Growth Fund	Large Cap Growth	Concentrated Growth	Discovery Growth	Small Cap Growth

Advertising/Marketing	$742	$8,076	$5	$2,476	$3,954

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$166	$1,816	$1	$555	$884

Compensation to Underwriters	$42,868	$452,949	$323	$137,879	$218,737

Compensation to Dealers	$7,693	$82,966	$58	$25,457	$40,327

Compensation to Sales Personnel	$3,893	$43,499	$33	$14,210	$23,865

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0	$0

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Category of Expense	Growth Fund	Large Cap Growth	Concentrated Growth	Discovery Growth	Small Cap Growth

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$1,175	$12,758	$9	$3,897	$6,217

Totals	$56,537	$602,064	$429	$184,474	$293,984

Category of Expense	Select US Equity	Select US Long/Short	Sustainable Global Thematic	Sustainable International Thematic

Advertising/Marketing	$3	$22	$328	$381

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$1	$5	$73	$79

Compensation to Underwriters	$163	$1,523	$18,640	$21,930

Compensation to Dealers	$34	$246	$3,381	$4,050

Compensation to Sales Personnel	$15	$123	$1,817	$1,727

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0

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Category of Expense	Select US Equity	Select US Long/Short	Sustainable Global Thematic	Sustainable International Thematic

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$5	$38	$520	$644

Totals	$221	$1,957	$24,759	$28,811

During the fiscal year ended July 31, 2022 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2022 for Sustainable International Thematic, Concentrated Growth, Select US Equity and Select US Long/Short with respect to Class K shares, the distribution services fees for expenditures payable to ABI were as follows:

Fund	Distribution services fees for expenditures payable to ABI	Percentage per annum of the aggregate average daily net assets attributable to Class K shares

Growth Fund	$6,618	.25%
Large Cap Growth	$373,608	.25%
Concentrated Growth	$4,088	.25%
Discovery Growth	$60,333	.25%
Small Cap Growth	$338,841	.25%
Select US Equity	$3,320	.25%
Select US Long/Short*	$36	.25%
Sustainable Global Thematic	$11,535	.25%
Sustainable International Thematic	$17,076	.25%

_________________

*       The distributor has voluntarily waived a portion of the 12b-1 fees with respect to the Class K shares for Select US Long/Short. After such waiver, the 12b-1 fees were 0.04%. This fee waiver arrangement may be terminated at any time at the option of the distributor.

For the fiscal year ended July 31, 2022 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2022 for Sustainable International Thematic, Concentrated Growth, Select US Equity and Select US Long/Short expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class K shares were as follows:

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Category of Expense	Growth Fund	Large Cap Growth	Concentrated Growth	Discovery Growth	Small Cap Growth

Advertising/Marketing	$102	$7,366	$0	$765	$10,947

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$23	$1,655	$0	$172	$2,445

Compensation to Underwriters	$6,533	$367,061	$3,552	$59,358	$334,961

Compensation to Dealers	$1,058	$76,482	$6	$7,851	$113,570

Compensation to Sales Personnel	$609	$39,732	$3	$3,862	$78,863

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$162	$11,722	$1	$1,201	$17,526

Totals	$8,487	$504,018	$3,562	$73,209	$558,312

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Category of Expense	Select US Equity	Select US Long/Short	Sustainable Global Thematic	Sustainable International Thematic

Advertising/Marketing	$0	$1	$140	$203

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$0	$0	$32	$41

Compensation to Underwriters	$3,314	$0	$11,197	$16,420

Compensation to Dealers	$1	$9	$1,450	$1,967

Compensation to Sales Personnel	$0	$4	$697	$696

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$0	$0	$222	$318

Totals	$3,315	$14	$13,738	$19,645

For the fiscal year ended July 31, 2022 for Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2022 for Sustainable International Thematic, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Low Volatility Equity, Concentrated International Growth and during the 6-month fiscal period ended June 30, 2022 for Sustainable US Thematic, the amount of, and percentage of each class's net assets, of unreimbursed

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distribution expenses incurred and carried over for reimbursement in future years in respect of the Class C, Class R and Class K shares of each Fund were as follows:

Class	Large Cap Growth	Concentrated Growth	Discovery Growth	Sustainable US Thematic

Class C	$530,029	$257,442	$3,086,852	$0

(% of the net assets of Class C)	0.08%	1.26%	20.60%	0%

Class R	$140,834	$0	$678,376	N/A

(% of the net assets of Class R)	0.15%	0.00%	3.30%	N/A

Class K	$130,411	$0	$374,577	N/A

(% of the net assets of Class K)	0.09%	0.00%	2.42%	N/A

Class	Small Cap Growth	Select US Equity	Select US Long/Short	Concentrated International Growth

Class C	$0	$126,750	$69,880	$2,780

(% of the net assets of Class C)	0.00%	1.66%	0.16%	0.31%

Class R	$71,890	$0	$421	N/A

(% of the net assets of Class R)	0.16%	0.00%	0.14%	N/A

Class K	$219,469	$3,204	$7	N/A

(% of the net assets of Class K)	0.16%	0.24%	0.06%	N/A

Class	Sustainable Global Thematic	Sustainable International Thematic	Global Core Equity	International Low Volatility Equity

Class C	$298	$638	$872	$175

(% of the net assets of Class C)	0.00%	0.04%	0.12%	0.07%

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Class	Sustainable Global Thematic	Sustainable International Thematic	Global Core Equity	International Low Volatility Equity

Class R	$5,832	$5,474	N/A	N/A

(% of the net assets of Class R)	0.15%	0.12%	N/A	N/A

Class K	$2,203	$2,569	N/A	N/A

(% of the net assets of Class K)	0.05%	0.04%	N/A	N/A

Transfer Agency Agreement

ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 13th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class C shares, Class R shares, Class K shares, Class I shares, Class Z shares and Advisor Class shares of the Funds plus reimbursement for out-of-pocket expenses. For the fiscal year ended July 31, 2022 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic; and for the fiscal year ended June 30, 2022 for Sustainable International Thematic, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Low Volatility Equity and Concentrated International Growth, the Funds paid ABIS $616,352, $3,543,193, $1,005,078, $1,620,914, $821,654, $200,728, $216,692, $27,425, $234,895, $184,105, $49,233, $62,705, respectively, for transfer agency services. For the 6-month fiscal period ended June 30, 2022 and for the fiscal year ended December 31, 2021, Sustainable US Thematic paid ABIS $11,680 and $20,996, respectively, for transfer agency services.

ABIS acts as the transfer agent for each Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Funds often do not maintain an account for the beneficial owner of the Fund's shares. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by a Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Fund pursuant to its Rule 12b-1 plan. Amounts paid by a Fund for these services are included in "Other Expenses"

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under "Fees and Expenses of the Fund" in the Summary Information section of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Securities Lending Agreement

State Street Bank and Trust Company ("State Street") serves as the securities lending agent for the Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, Sustainable Global Thematic, Concentrated Growth, Select US Long/Short and Concentrated International Growth Funds and is responsible for the implementation and administration of a securities lending program pursuant to a Securities Lending Authorization Agreement ("Securities Lending Agreement"). Pursuant to the Securities Lending Agreement, State Street provides the following services: effecting loans of Fund securities to any person on a list of approved borrowers; determining whether a loan shall be made and negotiating and establishing the terms and conditions of the loan with the borrower; ensuring that payments relating to distributions on loaned securities are timely and properly credited to a Fund's account; collateral management (including valuation and daily mark-to-market obligations); cash collateral reinvestment in accordance with the Securities Lending Agreement; and maintaining records and preparing reports regarding loans that are made and the income derived therefrom.

The Funds earned income and paid fees and compensation related to their securities lending activities during the most recent fiscal year or period as follows:

	Growth Fund	Large Cap Growth	Discovery Growth	Small Cap Growth	Sustainable Global Thematic	Concentrated Growth	Select US Long/Short	Concentrated International Growth
Gross income from securities lending activities	$88,069	$422,197	$6,365,331	$2,730,792	$75,271	$0	$44,046	$56,011
Fees paid to securities lending agent from revenue split	$8,807	$42,214	$631,019	$264,497	$7,525	$0	$4,402	$4,475
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are	$0	$0	$0	$0	$0	$0	$0	$0
112

	Growth Fund	Large Cap Growth	Discovery Growth	Small Cap Growth	Sustainable Global Thematic	Concentrated Growth	Select US Long/Short	Concentrated International Growth
not included in the revenue split
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0	$0	$0	$0
Rebate (paid to borrowers)	$0	$42	$54,499	$84,879	$0	$0	$0	$11,243
Other fees not included in revenue split	$0	$0	$0	$0	$0	$0	$0	$0
Aggregate fees and/or compensation for securities lending activities	$8,807	$42,255	$685,518	$349,376	$7,525	$0	$4,402	$15,718
Net income from securities lending activities	$79,262	$379,941	$5,679,813	$2,381,416	$67,746	$0	$39,644	$40,293

Brown Brothers Harriman & Co. ("BBH") serves as the securities lending agent for the Sustainable International Thematic, Select US Equity, Global Core Equity, International Low Volatility Equity and Sustainable US Thematic Funds and is responsible for the implementation and administration of a securities lending program pursuant to a Securities Lending Authorization Agreement ("Securities Lending Agreement"). Pursuant to the Securities Lending Agreement, BBH provides the following services: effecting loans of Fund securities to any person on a list of approved borrowers; determining whether a loan shall be made and negotiating and establishing the terms and conditions of the loan with the borrower; ensuring that payments relating to distributions on loaned securities are timely and properly credited to a Fund's account; collateral management (including valuation and daily mark-to-market obligations); cash collateral reinvestment in accordance with the Securities Lending Agreement; and maintaining records and preparing reports regarding loans that are made and the income derived therefrom.

The Funds earned income and paid fees and compensation related to their securities lending activities during the most recent fiscal year or period as follows:

	Sustainable International Thematic	Select US Equity	Global Core Equity	International Low Volatility Equity	Sustainable US Thematic
Gross income from securities lending activities	$147,051	$864	$645,755	$34,232	$4,887
Fees paid to securities lending agent	$14,706	$88	$64,573	$3,424	$489
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	Sustainable International Thematic	Select US Equity	Global Core Equity	International Low Volatility Equity	Sustainable US Thematic
from revenue split
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0	$0	$0
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0
Rebate (paid to borrowers)	$0	$0	$0	$0	$0
Other fees not included in revenue split	$0	$0	$0	$0	$0
Aggregate fees and/or compensation for securities lending activities	$14,706	$88	$64,573	$3,424	$489
Net income from securities lending activities	$132,345	$776	$581,182	$30,808	$4,398

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PURCHASE OF SHARES

The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds".

General

Shares of the Funds are offered on a continuous basis at a price equal to its NAV plus an initial sales charge at the time of purchase (the "Class A shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to Group Retirement Plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to Group Retirement Plans eligible to purchase Class K shares without any initial sales charge or CDSC ("Class K shares"), to Group Retirement Plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), with respect to Discovery Growth, Concentrated Growth, Large Cap Growth, International Low Volatility Equity, Small Cap Growth, Sustainable Global Thematic, Sustainable International Thematic and Sustainable US Thematic to investors eligible to purchase Class Z shares, without any initial sales charge or CDSC ("Class Z shares") or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"),in each case as described below. "Group Retirement Plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. All classes of shares of the Funds, except Class I, Class Z and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Funds that are offered subject to a sales charge are offered through (i) investment dealers that are members of Financial Industry Regulatory Authority and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents"), and (iii) ABI.

Investors may purchase shares of the Funds either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Funds are not responsible for, and have no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Funds' shares may receive differing compensation for selling different classes of shares.

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In order to open your account, a Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, physical address, social security/taxpayer identification number, and ownership/control information (for certain legal entities). Ownership/control information for legal entities may include the name, date of birth, physical address, and identification number (generally a social security or taxpayer identification numbers) of owners/controlling persons. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Fund Shares

Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to

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reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded or traded infrequently, or that have a limited public float has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Funds' ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•	Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.
•	Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in
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accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

•	Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares

A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

The public offering price of shares of a Fund is its NAV, plus, in the case of Class A shares of the Fund, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of the Fund's shares, the NAV per share is computed as of the Fund Closing Time, which is the close of regular trading on each day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

The respective NAVs of the various classes of shares of a Fund are expected to be substantially the same. However, the NAVs of the Class C and Class R shares of the Fund will generally be slightly lower than the NAVs of the Class A, Class K, Class I, Class Z and Advisor Class shares of the Fund, as a result of the differential daily expense accruals of the higher

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distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

A Fund will accept unconditional orders for its shares to be executed at the public offering price equal to its NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABIS prior to the Fund Closing Time are priced at the NAV computed as of the Fund Closing Time on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Fund Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary receives the order after the Fund Closing Time, the price received by the investor will be based on the NAV determined as of the Fund Closing Time on the next business day. Each Fund has authorized one or more brokers to receive on its behalf purchase orders. Such brokers are authorized to designate other intermediaries to receive purchase orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

A Fund may, at its sole option, accept securities as payment for shares of the Fund, including from certain affiliates of the Fund in accordance with the Fund's procedures, if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under "Net Asset Value" below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Fund. This is a taxable transaction to the shareholder.

Following the initial purchase of the Fund's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before the Fund Closing Time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after the Fund Closing Time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the Fund Closing Time on such following business day.

Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, the Fund will not issue share certificates representing shares of the Fund. Ownership of the Fund's shares will be shown on the books of the Fund's transfer agent.

Each class of shares of the Funds represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class C

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shares bear the expense of the CDSC, (ii) depending on the Fund, Class C shares and Class R shares typically each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares; and Class I shares, Class Z shares and Advisor Class shares do not bear such a fee, (iii) Class C shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (iv) each of Class A, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class C shareholders because the Class C shares convert to Class A shares under certain circumstances, and the Class A shareholders and the Class C shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

The Directors of the Funds have determined that currently no conflict of interest exists between or among the classes of shares of the Funds. On an ongoing basis, the Directors of the Funds, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements

Classes A and C Shares. Class A and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for Group Retirement Plans. See "Alternative Purchase Arrangements – Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class C shares prior to conversion, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all of their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all of their funds will be invested initially.

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Other investors might determine, however, that it would be more advantageous to purchase Class C shares in order to have all of their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

Compensation Paid to Principal Underwriter

During the fiscal years ended July 31, 2022, July 31, 2021 and July 31, 2020, the aggregate amounts of underwriting commissions payable with respect to shares of Growth Fund were $238,827, $333,697 and $351,167, respectively. Of those amounts, ABI retained $15,049, $21,181 and $21,762, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended July 31, 2022, July 31, 2021 and July 31, 2020, the aggregate amounts of underwriting commissions payable with respect to shares of Large Cap Growth were $2,342,998, $1,957,501 and $2,141,223, respectively. Of those amounts, ABI retained $114,384, $116,002 and $121,442, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended June 30, 2022, June 30, 2021 and June 30, 2020, the aggregate amount of underwriting commissions payable with respect to shares of Concentrated Growth were $142,688, $177,901 and $289,953, respectively. Of that amount, ABI retained $10,198, $13,001 and $18,412, respectively, representing that portion of the sales charge paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended July 31, 2022, July 31, 2021 and July 31, 2020, the aggregate amounts of underwriting commissions payable with respect to shares of Discovery Growth were $165,378, $387,785 and $247,910, respectively. Of those amounts, ABI retained $8,482, $20,851 and $14,406, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended July 31, 2022, July 31, 2021 and July 31, 2020, the aggregate amounts of underwriting commissions payable with respect to shares of Small Cap Growth were $783,527, $921,260 and $818,677, respectively. Of those amounts, ABI retained $24,006, $50,186 and $19,161, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended June 30, 2022, June 30, 2021 and June 30, 2020 the aggregate amounts of underwriting commissions payable with respect to shares of Select US Equity were $57,725, $43,652 and $16,872, respectively. Of that amount, ABI retained $4,372,

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$3,281 and $1,118, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended June 30, 2022, June 30, 2021 and June 30, 2020, the aggregate amount of underwriting commissions payable with respect to shares of Select US Long/Short was $215,191, $99,558 and $147,849, respectively. Of that amount, ABI retained $11,971, $5,875 and $5,144, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended July 31, 2022, July 31, 2021 and July 31, 2020, the aggregate amounts of underwriting commissions payable with respect to shares of Sustainable Global Thematic were $394,242, $526,221 and $184,420, respectively. Of those amounts, ABI retained $22,697, $25,874 and $11,476, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended June 30, 2022, June 30, 2021 and June 30, 2020, the aggregate amounts of underwriting commissions payable with respect to shares of Sustainable International Thematic were $31,330, $44,098 and $17,739, respectively. Of those amounts, ABI retained $1,661, $758 and $744, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended June 30, 2022, June 30, 2021 and June 30, 2020, the aggregate amounts of underwriting commissions payable with respect to shares of Global Core Equity were $12,966, $6,803 and $8,060, respectively. Of those amounts, ABI retained $376, $562 and $553, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended June 30, 2022, June 30, 2021 and June 30, 2020, the aggregate amounts of underwriting commissions payable with respect to shares of International Low Volatility Equity were $4,432, $6,379 and $2,415, respectively. Of that amount, ABI retained $97, $446 and $260, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended June 30, 2022, June 30, 2021 and June 30, 2020, the aggregate amounts of underwriting commissions payable with respect to shares of Concentrated International Growth were $9,078, $5,664 and $6,080, respectively. Of that amount, ABI retained $937, $303 and $222, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the 6-month fiscal period ended June 30, 2022 and the fiscal years ended December 31, 2021 and December 31, 2020, the aggregate amounts of underwriting commissions payable with respect to shares of Sustainable US Thematic were $318, $0 and $0, respectively. Of that amount, ABI retained $18, $0 and $0, respectively, representing that portion of the sales charge paid on Class A shares which was not reallocated to selected dealers.

The following table shows the CDSCs received by ABI from each share class during the Funds' last three fiscal years or since inception.

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Fiscal Year Ended July 31/ June 30*	Fund	Amounts ABI Received In CDSCs From Class A Shares	Amounts ABI Received In CDSCs From Class C Shares

2022	Growth Fund	$570	$7,200
2021		$4,900	$8,087
2020		$2,451	$7,978

2022	Large Cap Growth	$30,846	$33,315
2021		$10,501	$58,592
2020		$15,455	$60,247

2022	Concentrated Growth	$114	$2,773
2021		$4,133	$5,760
2020		$756	$4,183

2022	Discovery Growth	$2,038	$678
2021		$7,832	$1,726
2020		$2,605	$4,745

2022	Small Cap Growth	$9,611	$13,213
2021		$4,540	$7,738
2020		$4,640	$5,625

2022	Select US Equity	$49	$670
2021		$48	$133
2020		$31	$511

2022	Select US Long/Short	$0	$5,045
2021		$11,939	$1,272
2020		$0	$3,542

2022	Sustainable Global	$5,776	$8,139
2021	Thematic	$614	$1,274
2020		$5,663	$2,075

2022	Sustainable International	$181	$2
2021	Thematic	$439	$1
2020		$1,997	$198

2022	Global Core Equity	$19	$0
2021		$2	$1,279
2020		$4	$120

2022	International Low Volatility	$253	$56
2021	Equity	$4	$0
2020		$4	$14

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Fiscal Year Ended July 31/ June 30*	Fund	Amounts ABI Received In CDSCs From Class A Shares	Amounts ABI Received In CDSCs From Class C Shares

2022	Concentrated International	$33	$1,417
2021	Growth	$12	$50
2020		$6	$14

2022	Sustainable US Thematic	$0	$0
2021		$0	$0
2020		$0	$0

___________________________

*	In May 2021, the Board of Sustainable US Thematic approved a change in Sustainable US Thematic's fiscal year end from December 31 to June 30. This table represents the amounts that ABI received in CDSCs during the 6-month fiscal period ended June 30, 2022. Sustainable US Thematic did not offer Class A shares or Class C shares during the fiscal years ended December 31, 2021 and December 31, 2020.

Class A Shares

The public offering price of Class A shares is the NAV plus a sales charge, as set forth below:

		Sales Charge
Amount of Purchase	As % of Net Amount Invested	As % of the Public Offering Price	Discount or Commission to Dealers or Agents of up to % of Offering Price

Up to $100,000	4.44%	4.25%	4.00%
$100,000 up to $250,000	3.36	3.25	3.00
$250,000 up to $500,000	2.30	2.25	2.00
$500,000 up to $1,000,000*	1.78	1.75	1.50

____________________

* There is no initial sales charge on transactions of $1,000,000 or more.

All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares of a Fund redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge". A Fund receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives re-allowance in excess of 90% of such a sales

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charge may be deemed to be an "underwriter" under the Securities Act.

No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other "AB Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AB Government Money Market Portfolio that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC.

Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder of $1,000,000 or more that are not subject to an initial sales charge at up to the following rates: 1.00% on purchase amounts up to $3,000,000; plus 0.75% on purchase amounts over $3,000,000 up to $5,000,000; plus 0.50% on purchase amounts over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

Class A Shares - Sales at NAV. A Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

(i)	investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management Division;
(ii)	officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;
(iii)	the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;
(iv)	persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services; or clients of broker-dealers or other financial
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intermediaries who purchase Class A shares for their own accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or financial intermediaries that may or may not charge a transaction fee to its clients;

(v)	Plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser's Institutional Investment Management Division or Bernstein Global Wealth Management Division, including subsequent contributions to those IRAs;
(vi)	persons participating in a "Mutual Fund Only" brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary;
(vii)	certain retirement plan accounts as described under "Alternative Purchase Arrangements–Group Retirement Plans and Tax-Deferred Accounts";
(viii)	current Class A shareholders of AB Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from an SEC enforcement action against the Adviser and current Class A shareholders of AB Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds who, in each case, purchase shares of an AB Mutual Fund from ABI through deposit with ABI of the Distribution check; and
(ix)	certain firm-specific waivers as disclosed in Appendix B of the Prospectus.

Class C Shares

Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge, so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

Eight years after the end of the calendar month in which the shareholder's purchase order was accepted Class C shares will automatically convert to Class A shares and will

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no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class C shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

Conversion Feature for Class C Shares

For purposes of conversion to Class A shares, Class C shares purchased through the reinvestment of dividends and distributions paid in respect of such shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class C shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of such shares in the sub-account will also convert to Class A shares.

The conversion to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class C shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class C shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class C shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years for Class C shares after the end of the calendar month in which the shareholder's purchase order was accepted.

Contingent Deferred Sales Charge

Class A share purchases of $1,000,000 or more and Class C shares that in either case are redeemed within one year of purchase will be subject to a CDSC of 1%, as are Class A share purchases by certain Group Retirement Plans (see "Alternative Purchase Arrangements – Group Retirement Plans and Tax-Deferred Accounts" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

In determining the CDSC applicable to a redemption of Class C shares of a Fund, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AB Mutual Fund originally purchased by the shareholder. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class C shares, as applicable.

Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Fund in connection with the sale of the Fund shares, such as the payment of compensation to selected dealers and agents

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for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 72, (iii) that had been purchased by present or former Directors of the Funds, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs for Class A Shares-Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a Group Retirement Plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a Group Retirement Plan, (vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary or trustee but only if the trust termination is specifically provided for in the trust document or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund or in the case of a Group Retirement Plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Class R Shares

Class R shares are offered to certain Group Retirement Plans. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein-sponsored retirement products. Class R shares do not have an initial sales charge or CDSC, but incur a .50% distribution services fee and thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares

Class K shares are available at NAV to Group Retirement Plans. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus have (i) a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

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Class I Shares

Class I shares are available at NAV to Group Retirement Plans. Class I shares are also available to certain institutional investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates who invest at least $2 million in the Fund. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement programs known as the "Informed Choice" programs. Class I shares are not subject to an initial sales charge, CDSC or distribution services fee, and thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Class Z Shares

Class Z shares are available at NAV to certain Group Retirement Plans. Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to Group Retirement Plans in the AllianceBernstein-sponsored retirement programs known as the "Informed Choice" programs. Class Z shares are also available to certain institutional investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates who invest at least $2 million in the Fund. Class Z shares are also available to persons participating in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with a Fund.

Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee, and thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares

Advisor Class shares may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI; (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary; (iii) by officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, or the relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person; (iv) by the categories of investors described in clauses (i), (iii) and (iv) under "Class A Shares --Sales at NAV"; or (v) through brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by ABI for investment in Advisor Class shares. A commission or other transaction fee may be charged by your financial intermediary with respect

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to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares are not subject to an initial sales charge, CDSC or distribution services fees, and thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class C, Class R or Class K shares.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts

Each Fund offers special distribution arrangements for Group Retirement Plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group Retirement Plans also may not offer all classes of shares of the Fund. In addition, the Class A CDSC may be waived for investments made through certain Group Retirement Plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A Shares. Class A shares are available at NAV to Group Retirement Plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to Group Retirement Plans. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

Class R Shares. Class R shares are available to certain Group Retirement Plans. Class R shares are not subject to an initial sales charge or CDSC, but are subject to a .50% distribution services fee.

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Class K Shares. Class K shares are available to certain Group Retirement Plans. Class K shares are not subject to an initial sales charge or CDSC, but are subject to a .25% distribution services fee.

Class I Shares. Class I shares are available to certain Group Retirement Plans. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement programs known as the "Informed Choice" programs. Class I shares are not subject to an initial sales charge, CDSC or a distribution services fee.

Class Z Shares. Class Z shares are available to certain Group Retirement Plans. Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to Group Retirement Plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs. Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee.

Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest.

Currently, the Funds make their Class A shares available at NAV to Group Retirement Plans. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower Rule 12b-1 distribution services fees and Class I shares and Class Z shares have no CDSC or Rule 12b-1 distribution services fees, plans should consider purchasing Class K, Class I or Class Z shares, if eligible, rather than Class A shares.

In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

•	the Rule 12b-1 distribution services fees (0.30%) (currently limited to 0.25%, except with respect to Discovery Growth, for which payments are limited to 0.23%); and the 1%, 1-year CDSC with respect to Class A shares;
•	the higher Rule 12b-1 distribution services fees (0.50%) and the absence of a CDSC with respect to Class R shares; and
•	the lower Rule 12b-1 distribution services fees (0.25%) and the absence of a CDSC with respect to Class K shares.
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Because Class A and Class K shares have lower Rule 12b-1 distribution services fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

Sales Charge Reduction Programs for Class A Shares

The AB Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Fund (and/or any other AB Mutual Fund) into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements." A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AB Mutual Fund, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Currently, the AB Mutual Funds include:

AB Bond Fund, Inc.

-AB All Market Real Return Portfolio

-AB Bond Inflation Strategy

-AB High Yield Portfolio

-AB Income Fund

-AB Limited Duration High Income Portfolio

-AB Municipal Bond Inflation Strategy

-AB Short Duration Income Portfolio

-AB Sustainable Thematic Credit Portfolio

-AB Tax-Aware Fixed Income Opportunities Portfolio

-AB Total Return Bond Portfolio

AB Cap Fund, Inc.

-AB All China Equity Portfolio

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-AB Concentrated Growth Fund

-AB Concentrated International Growth Portfolio

-AB Emerging Markets Multi-Asset Portfolio

-AB Global Core Equity Portfolio

-AB International Low Volatility Equity Portfolio

-AB Select US Equity Portfolio

-AB Select US Long/Short Portfolio

-AB Small Cap Growth Portfolio

-AB Small Cap Value Portfolio

-AB Sustainable US Thematic Portfolio

AB Core Opportunities Fund, Inc.

AB Discovery Growth Fund, Inc.

AB Equity Income Fund, Inc.

AB Fixed-Income Shares, Inc.

-AB Government Money Market Portfolio

AB Global Bond Fund, Inc.

AB Global Real Estate Investment Fund, Inc.

AB Global Risk Allocation Fund, Inc.

AB High Income Fund, Inc.

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund, Inc.

-AB California Portfolio

-AB High Income Municipal Portfolio

-AB National Portfolio

-AB New York Portfolio

AB Municipal Income Fund II

-AB Arizona Portfolio

-AB Massachusetts Portfolio

-AB Minnesota Portfolio

-AB New Jersey Portfolio

-AB Ohio Portfolio

-AB Pennsylvania Portfolio

-AB Virginia Portfolio

AB Relative Value Fund, Inc.

AB Sustainable Global Thematic Fund, Inc.

AB Sustainable International Thematic Fund, Inc.

AB Trust

-AB Discovery Value Fund

-AB International Value Fund

-AB Value Fund

The AB Portfolios

-AB All Market Total Return Portfolio

-AB Growth Fund

-AB Sustainable Thematic Balanced Portfolio

-AB Tax-Managed Wealth Appreciation Strategy

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-AB Wealth Appreciation Strategy

Sanford C. Bernstein Fund, Inc.

-Intermediate California Municipal Portfolio

-Intermediate Diversified Municipal Portfolio

-Intermediate Duration Portfolio

-Intermediate New York Municipal Portfolio

-Short Duration Plus Portfolio

Prospectuses for the AB Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI or on the Internet at www.abfunds.com.

Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

(i)	the investor's current purchase;
(ii)	the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the relevant Fund held by the investor and (b) all shares held by the investor of any other AB Mutual Fund; and
(iii)	the higher of cost or NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

The initial sales charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AB Mutual Funds. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you invested including reinvested dividends but excluding appreciation and less any amount of withdrawals, whichever is higher.

For example, if an investor owned shares of an AB Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Fund or any AB Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will

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be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AB Mutual Funds under a single Letter of Intent. The AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse or domestic partner each purchase shares of the Fund worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Fund or any other AB Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

Dividend Reinvestment Program. Under a Fund's Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Fund without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Fund shares. To receive distributions of less than $25.00 in cash, you must have bank

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instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Fund under the following circumstances:

(a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Fund's transfer agent as undeliverable; or

(b) your checks remain uncashed for nine months.

Additional shares of the Fund will be purchased at the then current NAV. You should contact the Fund's transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan. A shareholder who already maintains accounts in more than one AB Mutual Fund may direct that income dividends and/or capital gains paid by one AB Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account. Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application found in your Prospectus. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan

General. Any shareholder who owns or purchases shares of a Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 72 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

Shares of a Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

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Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

Payments under a systematic withdrawal plan may be made by check or electronically via the ACH network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

CDSC Waiver for Class A Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A or Class C shares in a shareholder's account may be redeemed free of any CDSC.

With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms

Financial intermediaries market and sell shares of a Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

In the case of Class A shares, all or a portion of the initial sales charge that you pay is paid by ABI to financial intermediaries selling Class A shares. ABI also pays these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class C shares, ABI pays, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

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In the case of Advisor Class shares, your financial intermediary may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

•	upfront sales commissions;
•	Rule 12b-1 fees;
•	additional distribution support;
•	defrayal of costs for educational seminars and training; and
•	payments related to providing recordkeeping and/or transfer agency services.

Please read your Prospectus carefully for information on this compensation. Please also refer to Appendix B—Financial Intermediary Waivers in the Prospectus.

Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to or charged by financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which are paid to financial intermediaries (and, in turn, may be paid to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2022, ABI expects to pay approximately 0.04% of the average monthly assets of the AB Mutual Funds, or approximately $27 million, for distribution services and education support related to the AB Mutual Funds. In 2021, ABI paid approximately 0.04% of the average monthly assets of the AB Mutual Funds or approximately $25 million, for distribution services and educational support related to the AB Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and

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shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

Each Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Expenses of the Fund – Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in your Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

Advisor Group

American Enterprise Investment Services

Cadaret, Grant & Co.

Citigroup Global Markets

Citizens Securities

Commonwealth Financial Network

Equitable Advisors

FIS Brokerage Services

Great-West Life & Annuity Insurance Co.

Institutional Cash Distributors ("ICD")

John Hancock Retirement Plan Services

JP Morgan Securities

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

LPL Financial

Merrill Lynch

Morgan Stanley

Northwestern Mutual Investment Services

One America

PNC Investments

Principal Life

Raymond James

RBC Wealth Management

Robert W. Baird

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Truist Investment Services

UBS Financial Services

US Bancorp Investments

Wells Fargo Advisors

ABI expects that additional firms may be added to this list from time to time.

Although a Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

REDEMPTION AND REPURCHASE OF SHARES

The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds". If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program, your program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a Group Retirement Plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those imposed below.

Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption

Subject only to the limitations described below, each Fund will redeem the shares tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A or Class C shares, there is no redemption charge. A Fund expects that it will typically take one to three business days following the receipt of a shareholder's redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days after the day it is received in proper form by the Fund by the Fund Closing Time.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period

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during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

A Fund may, but is not obligated to, temporarily delay the disbursement of redemption proceeds from an account held directly with the Fund by a Specified Adult (as defined below) if there is a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted. The Fund will provide notice of this temporary delay, and it will be for an initial period of no more than 15 business days while the Fund conducts an internal review of the facts and circumstances of the suspected financial exploitation. If the internal review supports the Fund's belief that actual or attempted financial exploitation has occurred or is occurring, the Fund may extend the hold for up to 10 additional business days. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term "Specified Adult" refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Payment of the redemption price normally will be made in cash but may be made, at the option of the Fund, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

To redeem shares of a Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

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Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made before the Fund Closing Time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of NACHA.

Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued, by telephone at (800) 221-5672 before the Fund Closing Time, on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

Telephone Redemptions–General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Redemptions Through Intermediaries. A Fund may redeem shares through ABI or financial intermediaries. The redemption price will be the NAV next determined after the ABI receives the request (less the CDSC, if any, with respect to the Class A and Class C shares), except that requests placed through financial intermediaries before the Fund Closing Time will be executed at the NAV determined as of the Fund Closing Time on that day. Neither the Funds nor ABI charge a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A and Class C shares). Normally, if shares of a Fund are offered through a financial intermediary, the redemption is settled by the shareholder as an

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ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service.

Account Closure

Each Fund reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Fund recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

SHAREHOLDER SERVICES

The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds". The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated.

If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program or a shareholder in a Group Retirement Plan, your program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such intermediary.

Automatic Investment Program

Investors may purchase shares of a Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

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Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege

You may exchange your investment in a Fund for shares of the same class of other AB Mutual Funds if the other AB Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AB Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A, Class C, Class R, Class K, Class I and Class Z shares of the Fund for Advisor Class shares of the Fund or Class C shares of the Fund for Class A shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by the Fund Closing Time on that day.

Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class C shares of a Fund, for the purpose of conversion to Class A shares of that Fund. After an exchange, your Class C shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class C shares of the AB Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A, Class C, Class R, Class K, Class I or Class Z shares of a Fund for Advisor Class shares or Class C shares for Class A shares of the same Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

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Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before the Fund Closing Time, on the Fund business day as defined above. Telephone requests for exchange received before the Fund Closing Time, on the Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund.

None of the AB Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

The exchange privilege is available only in states where shares of the AB Mutual Funds being acquired may legally be sold. Each AB Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Statements and Reports

Each Fund transmits to shareholders its semi-annual and annual reports, which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Funds' independent registered public accounting firm, Ernst & Young LLP, One Manhattan West, New York, New York 10001-8604. In addition, shareholders also receive a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

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NET ASSET VALUE

The NAV of each Fund is calculated at the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

The following describes the typical methods for valuing investments commonly held by the Funds:

Portfolio securities are valued at market value or, if market quotations are not readily available or are unreliable, at fair value as determined in accordance with applicable rules under the 1940 Act and the Funds' pricing policies and procedures. Pursuant to Rule 2a-5 under the 1940 Act, each Fund's Board has designated the Adviser as the valuation designee ("Valuation Designee") with responsibility for performing all fair valuations of the Fund's portfolio investments, subject to the Board's oversight. The Adviser has established a valuation committee of senior officers and employees to fulfill its responsibilities as each Fund's Valuation Designee, which operates under policies and procedures approved by each Fund's Board to value each Fund's assets.

Equity securities listed on the Exchange or another national exchange (other than securities listed on NASDAQ), are valued at their last sale prices reflected on the consolidated tape at the close of the exchange. Securities listed and trading on the NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on the relevant business day, closing prices provided by the exchange, last trade prices from other exchanges, other trade prices available or fair value methodology may be used to value the securities. OTC equity securities trading on "Pink Sheets" are valued at the mid-level between current bid and asked prices. If mid-prices are not available, securities will be valued at bid prices. The Valuation Designee may fair value international equity securities in Funds that are valued as of 4:00 p.m. Eastern Time. Fair valuing such securities seeks to align closing prices on foreign markets that close prior to 4:00 p.m. Eastern Time with closing prices on U.S. markets.

Fixed-income instruments are typically valued on the basis of bid prices provided by an approved pricing service when the Valuation Designee reasonably believes that such prices reflect the fair value of the instrument. The market convention may be to use the mid-price between bid and offer in certain markets, and fixed-income instruments may be valued on the basis of the mid-prices when such prices reflect the convention of the particular markets. If the Valuation Designee determines that an appropriate pricing vendor does not exist for a fixed-income instrument, the Valuation Designee may use broker quotations consistent with the manner in which the instruments are quoted and traded, or another valuation methodology deemed reasonable by the Valuation Designee.

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The fair value of listed derivatives and OTC derivatives is determined with market models and inputs sourced from market data providers. Fair value is determined based on the terms of the instruments and with inputs as of the valuation date. Indicative broker quotations and/or values provided by counterparties may be used if an instrument is not easily modeled and pricing vendors are not able to price the instrument.

When making a fair value determination, the Adviser may take into account any factors it deems appropriate. The Adviser may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used to calculate NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Funds expects to use fair value pricing for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security, or for securities for which market prices are not readily available or deemed unreliable (including restricted securities). The Funds use fair value pricing routinely for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. Factors considered in fair value pricing may include, but are not limited to, interest rates, foreign currency exchange rates, levels of publicly available benchmarks, prices of futures contracts or comparable securities, or information obtained by analysis of the issuers’ financial statements. Because most fixed-income securities are not traded on exchanges, they are primarily valued using fair value prices provided by independent pricing services when the Valuation Designee reasonably believes that such prices reflect the fair value of the instrument.

Each Fund's Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, if the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

For purposes of determining the Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

The assets attributable to the Class A shares, Class C shares, Class R shares, Class K shares, Class I shares, Class Z shares and Advisor Class shares are invested together in a single portfolio for each Fund. The NAV of each class is determined separately by subtracting

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the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of plans adopted by the Funds in accordance with Rule 18f-3 under the 1940 Act.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends paid by the Funds, if any, with respect to Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class C shares, and any incremental transfer agency costs relating to Class C shares, will be borne exclusively by the class to which they relate.

The following summary addresses only the principal United States federal income tax considerations pertinent to the Funds and to shareholders of the Funds. This summary does not address the United States federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Funds and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of the Fund, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions

General

Each Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of the Fund's assets is invested in (i) securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), (ii) securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) securities of one or more qualified publicly traded partnerships.

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If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

Each Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year, (ii) 98.2% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year or later, if the Fund is permitted to so elect and so elects, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. Special rules apply to foreign currency gains and certain income derived from passive foreign investment companies for which the Fund has made a "mark-to-market" election. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by a Fund and assume that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in a Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions

Each Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Income dividends and capital gains distributions are paid annually, generally in December. Dividends of a Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of a Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

Some or all of the distributions from the Fund may be treated as "qualified dividend income", taxable to individuals, trusts and estates at the reduced tax rates applicable to long-term capital gains. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security with respect to which the dividend is paid. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of this preferential

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tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Funds. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund.

After the end of the calendar year, a Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be a capital gain or loss if a Fund shares are held as a capital asset, and will be a long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be a short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

Any loss realized by a shareholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service (the "IRS") the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Funds will report the cost basis of such covered shares

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to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out (FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Funds. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then a Fund's default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Qualified Plans. A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make required certifications, or is notified by the IRS that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro-rata shares of foreign taxes

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paid by the Fund; (ii) treat their pro rata share of such foreign taxes as having been paid by them; and (iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by a Fund. A shareholder's foreign tax credit with respect to a dividend received from a Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

Each shareholder will be notified within 60 days after the close of each taxable year of a Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such "pass through" of foreign taxes.

The federal income tax status of each year's distributions by a Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Funds

The following discussion relates to certain significant United States federal income tax consequences to a Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that a Fund will be taxed as a regulated investment company for each of its taxable years.

Passive Foreign Investment Companies. If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect or is unable to elect to either treat such foreign corporation as a "qualified electing fund" within the meaning of the Code or "mark-to-market" the stock of such foreign corporation, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. A Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce or are held for the production of "passive income". A Fund will generally be permitted to elect to "mark-to-market" stock in a PFIC. If a Fund makes such an election, the Fund would include in its taxable income each year an amount equal to the excess,

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if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Fund's taxable income for prior taxable years. A Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. A Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by a Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

Gain or loss realized by a Fund on the lapse or sale of put and call options on foreign currencies which are traded OTC or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if a Fund exercises such an option on a foreign currency, or if such an option that a Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign

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currency and which are traded OTC or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

Tax Straddles. Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund, all of the offsetting positions of which consist of section 1256 contracts.

Currency Fluctuations — "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes

The Funds may be subject to other state and local taxes.

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Taxation of Foreign Stockholders

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from a Fund is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of a Fund attributable to U.S. source portfolio interest income, net long-term capital gain and short-term capital gain will not be subject to this withholding tax if so designated.

A foreign shareholder generally would be exempt from Federal income tax on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from a Fund is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in a Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

PORTFOLIO TRANSACTIONS

Subject to the general oversight of the Directors, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions of the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best execution, a Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be

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occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage, research and statistical services provided by the executing broker.

Neither the Funds nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. A broker-dealer may provide the Adviser with research or related services with an expectation, but not necessarily an explicit agreement or contract, that the Adviser will use the broker-dealer to execute client transactions in the future. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impracticable to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which a Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client's accounts but not all such services may be used by the Adviser in connection with the Fund.

The extent to which commissions that will be charged by broker-dealers selected by a Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Adviser in servicing its other clients as well as the Fund; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Fund.

A Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the OTC market. It may also purchase listed securities through the third market, (i.e., from a dealer) that is not a member of the exchange on which a security is listed. Where transactions are executed in the OTC or third market, a Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases, a Fund will attempt to negotiate best execution.

Transactions for a Fund in fixed-income securities, including transactions in listed securities, are executed in the OTC market by market maker dealers with whom the Adviser maintains regular contact. These transactions will generally be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be

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purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

A Fund's portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. Securities traded in foreign OTC markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. OTC transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

Investment decisions for a Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed in accordance with a similar strategy by the Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

Allocations are made by the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the trading department of the Adviser.

The Adviser continuously monitors and evaluates the performance and execution capabilities of brokers that transact orders for the Funds to ensure consistent quality executions. This information is reported to the Adviser's Research Allocation Committee and Best Execution Committee, which oversee broker-selection issues. In addition, the Adviser periodically reviews the Funds' transaction costs in light of current market circumstances using internal tools and analysis as well as statistical analysis and other relevant information from external vendors.

The amount of aggregate brokerage commissions paid by the Funds during the three most recent fiscal years, the related commissions allocated to persons or firms because of research services provided to the Fund or the Adviser during the most recent fiscal year and the aggregate amount of transactions allocated to persons or firms because of research services provided to the Fund or the Adviser during the most recent fiscal year are as follows:

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Fiscal Year Ended July 31/ June 30*	Fund	Amount of Aggregate Brokerage Commissions		Commissions Allocated to Persons or Firms Because of Research Services Provided to the Fund or the Adviser	Aggregate Amount of Brokerage Transactions Allocated to Persons or Firms Because of Research Services to the Fund or the Adviser

2022	Growth Fund	$76,357		$56,185	$572,744,350
2021		60,743
2020		116,506

2022	Large Cap Growth	$1,043,999		$718,539	$6,791,469,082
2021		610,265
2020		747,920

2022	Concentrated Growth	$99,214		$81,449	$651,515,055
2021		60,449
2020		75,599

2022	Discovery Growth	$981,307		$633,420	$1,915,764,530
2021		958,172
2020		945,095

2022	Small Cap Growth	$2,005,684	(1)	$1,222,046	$2,413,315,076
2021		1,849,232
2020		1,115,821

2022	Select US Equity	$52,957		$49,198	$442,679,895
2021		91,726
2020		91,607

2022	Select US Long/Short	$539,466		$350,863	$2,662,975,856
2021		586,348
2020		608,710

2022	Sustainable Global Thematic	$475,305		$424,484	$898,354,282
2021		597,066
2020		276,151

2022	Sustainable International	$316,330	(1)	$259,895	$416,622,902
2021	Thematic	261,722
2020		143,785

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Fiscal Year Ended July 31/ June 30*	Fund	Amount of Aggregate Brokerage Commissions	Commissions Allocated to Persons or Firms Because of Research Services Provided to the Fund or the Adviser	Aggregate Amount of Brokerage Transactions Allocated to Persons or Firms Because of Research Services to the Fund or the Adviser

2022	Global Core Equity	$407,482	$0	$0
2021		409,743
2020		410,012

2022	International Low Volatility	$253,171	$205,814	$332,889,809
2021	Equity	251,013
2020		244,979

2022	Concentrated International	$81,210	$0	$0
2021	Growth	110,524
2020		49,404

2022	Sustainable US Thematic	$10,561	$10,059	$42,073,005
2021		11,669
2020		18,959

__________________

(1) Brokerage commissions for the fiscal year ended 2022 reflect a material increase from the fiscal year ended 2020 due to an increase in the Fund's assets under management.

* In May 2021, the Board of Sustainable US Thematic approved a change in Sustainable US Thematic's fiscal year end from December 31 to June 30. This table represents the aggregate brokerage commissions paid by the Fund during the 6-month fiscal period ended June 30, 2022 and the fiscal years ended December 31, 2021 and December 31, 2020 and the related commissions allocated to persons or firms because of research services provided to the Fund or the Adviser and the aggregate amount of transactions allocated to persons or firms because of research services provided to the Fund or the Adviser during the 6-month fiscal period ended June 30, 2022.

A Fund may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co. and SCB Limited (a United Kingdom broker-dealer), affiliates of the Adviser (the "Affiliated Brokers"). In such instances, the placement of orders with the Affiliated Brokers would be consistent with the Fund's objective of obtaining the best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Funds), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The Funds paid no brokerage commissions to the Affiliated Brokers during the three most recent fiscal years.

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As of the end of the most recent fiscal year or period, each Fund listed below owned securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents as follows:

Portfolio	Broker/Dealer	Aggregate Value of Securities Held

Select US Long/Short	Goldman Sachs Group, Inc. (The)	$5,053,498
	Jefferies Financial Group, Inc.	$5,836,327
	Wells Fargo & Co.	$15,059,808

Select US Equity	Goldman Sachs Group, Inc. (The)	$1,254,612
	Jefferies Financial Group, Inc.	$1,448,973
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Portfolio	Broker/Dealer	Aggregate Value of Securities Held

Global Core Equity	Citigroup, Inc.	$18,615,740
	Goldman Sachs Group, Inc. (The)	$66,811,085
	Credit Suisse Group AG (REG)	$36,530,792

Disclosure of Portfolio Holdings

Each Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, each Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

The Adviser has adopted, on behalf of each Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of a Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

Each Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.abfunds.com). The Adviser generally posts on the website a complete schedule of the Fund's portfolio securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the Fund's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

The Adviser may distribute or authorize the distribution of information about a Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by NRSROs, for the purpose of due diligence regarding a merger or acquisition, for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders, or to other persons approved by the Adviser's Chief Compliance Officer (or his designee) in accordance with the conditions described below that are part of the policies and procedures relating to disclosure of the Fund's portfolio securities. The Adviser does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

The Adviser has established procedures to ensure that each Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is

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using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

In accordance with these procedures, each of the following third parties has been approved to receive information concerning each Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Donnelley Financial Solutions, Inc., Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; (v) the Investment Company Institute, a trade association that represents registered investment companies such as mutual funds, closed-end funds and exchange-traded funds, in connection with confidential industry matters; and (vi) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

GENERAL INFORMATION

Growth Fund

The Fund is a series of the AB Portfolios which is organized as a Massachusetts business trust (the "Trust") under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having seven separate portfolios, including the Fund each of which is represented by a separate series of shares. The name of the Trust was changed from "The Alliance Portfolios" to the "AllianceBernstein Portfolios", and the name of the Fund was changed from "Alliance Growth Fund" to "AllianceBernstein Growth Fund" on March 31, 2003. The name of the Trust was changed from the "AllianceBernstein Portfolios" to "AB Portfolios", and the name of the Fund was changed from "AllianceBernstein Growth Fund" to "AB Growth Fund" on January 20, 2015.

The Declaration of Trust permits the Directors to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of the Fund and each class thereof do not have any preemptive rights. Upon termination of the Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of the Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Growth Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

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Large Cap Growth

The Fund is a Maryland corporation organized in 1992. The name of the Fund became "Alliance Premier Growth Fund, Inc." on August 3, 1992, and "AllianceBernstein Premier Growth Fund, Inc." on March 31, 2003. The Fund changed its name to "AllianceBernstein Large Cap Growth Fund, Inc." on December 15, 2004, and "AB Large Cap Growth Fund" on January 20, 2015.

Concentrated Growth

The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2013 under the name "AllianceBernstein Concentrated Growth Fund". The Fund changed its name to "AB Concentrated Growth Fund" on January 20, 2015.

The Fund commenced operations on February 24, 1994 as the W.P. Stewart & Co. Growth Fund, Inc., a Maryland corporation, the assets and liabilities of which were acquired effective November 30, 2009 by the W.P. Stewart & Co. Growth Fund (together, the "Predecessor Fund"). As of the close of business on February 28, 2014, the Predecessor Fund was reorganized into the Fund.

Discovery Growth

The Fund was organized as a Maryland corporation in 1979 under the name Chemical Fund, Inc. and is the successor to a Delaware corporation of the same name organized in 1938. The name of the Fund became "The Alliance Fund, Inc." on March 13, 1987, "Alliance Mid-Cap Growth Fund, Inc." on February 1, 2002, "AllianceBernstein Mid-Cap Growth Fund, Inc." on March 31, 2003, "AllianceBernstein Small/Mid Cap Growth Fund, Inc." on November 3, 2008, "AllianceBernstein Discovery Growth Fund, Inc." on November 1, 2012 and "AB Discovery Growth Fund" on January 20, 2015.

Small Cap Growth

The Fund was originally organized under the name Quasar Associates, Inc. as a Delaware corporation on August 5, 1968 and, effective April 27, 1989, was reorganized as a corporation under the laws of Maryland under the name "Alliance Quasar Fund, Inc." The name of the Fund was changed to "AllianceBernstein Small Cap Growth Fund, Inc." on November 1, 2003 and became a series of AB Cap Fund, Inc. on September 8, 2004. The Fund changed its name to "AB Small Cap Growth Portfolio" on January 20, 2015.

Select US Equity

The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2011 under the name "AllianceBernstein Select US Equity Portfolio" and changed its name to "AB Select US Equity Portfolio" on January 20, 2015.

163

Select US Long/Short

The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2012 under the name "AllianceBernstein Select US Long/Short Portfolio" and changed its name to "AB Select US Long/Short Portfolio" on January 20, 2015.

Sustainable Global Thematic

The Fund is a Maryland corporation organized in 1980 under the name "Alliance Technology Fund, Inc." The name of the Fund became "AllianceBernstein Technology Fund, Inc." on March 31, 2003, "AllianceBernstein Global Technology Fund, Inc." on December 15, 2004, "AllianceBernstein Global Thematic Growth Fund, Inc." on November 3, 2008, "AB Global Thematic Growth Fund" on January 20, 2015, and "AB Sustainable Global Thematic Fund" on October 31, 2016.

Sustainable International Thematic

The Fund is a Maryland corporation organized in 1994 under the name "Alliance Worldwide Privatization Fund, Inc." The name of the Fund became "AllianceBernstein Worldwide Privatization Fund, Inc." on March 31, 2003 and "AllianceBernstein International Growth Fund, Inc." on May 13, 2005. The Fund changed its name to "AB International Growth Fund, Inc." on January 20, 2015. The Fund changed its name to "AB Sustainable International Thematic Fund, Inc." on January 8, 2018.

Global Core Equity

The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2014 under the name "AllianceBernstein Global Core Equity Portfolio". The name of the Fund was changed from "AllianceBernstein Global Core Equity Portfolio" to "AB Global Core Equity Portfolio" on January 20, 2015.

International Low Volatility Equity

The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2015 under the name “AB International Strategic Core Portfolio”. The name of the Fund was changed from “AB International Strategic Core Portfolio” to “AB International Low Volatility Equity Portfolio” on July 5, 2023.

Concentrated International Growth

The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2014 under the name "AllianceBernstein Concentrated Global Growth Portfolio" and changed its name to "AB Concentrated International Growth Portfolio" on February 5, 2015.

Sustainable US Thematic

The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2016. The name of the Fund was changed from "AB FlexFee™ US Thematic Portfolio" to "AB Sustainable US Thematic Portfolio" on August 23, 2021.

164

All Funds

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then-current NAV of the Fund represented by the redeemed shares less any applicable CDSC. A Fund is empowered to establish, without shareholder approval, additional classes of shares within the Fund. If an additional class were established, each share of the class would normally be entitled to one vote for all purposes. Generally, shares of each class would vote together as a single class on matters, such as the election of Directors, that affect each class in substantially the same manner. Each class of shares of a Fund has the same rights and is identical in all respects, except that each of Class A, Class C, Class R and Class K shares of a Fund bears its own distribution expenses; and Class C shares convert to Class A shares under certain circumstances. Each class of shares of a Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

The Boards are authorized to issue and sell shares of a Fund and reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and applicable law.

Principal and Controlling Holders

AB GROWTH FUND

To the knowledge of the Fund, as of October 3, 2022, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	1,191,372	11.00%

165

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	903,066	8.34%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	674,108	6.22%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	656,772	6.06%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	721,348	6.66%

Class C

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	80,151	6.56%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	124,019	10.15%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	134,233	10.98%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	270,731	22.15%

166

Name and Address	Number of Shares of Class	% of Class

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	286,329	23.43%

Advisor Class

American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402-2405	104,664	6.53%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	217,561	13.57%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	142,872	8.91%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	142,424	8.88%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	279,023	17.41%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	174,667	10.90%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	186,924	11.66%

167

Name and Address	Number of Shares of Class	% of Class

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	96,712	6.03%

Class R

Mid Atlantic Trust Company FBO Fulcrum Technology Solutions, LLC 1251 Waterfront Plaza, Suite 525 Pittsburgh, PA 15222-4228	6,224	7.00%

Hartford Life Insurance Company Separate Account 401(K) Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	11,267	12.68%

Jaeger Lumber & Supply Co. FBO Jaeger Lumber & Supply Co. 401(K) c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	23,199	26.10%

State Street Bank and Trust As Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	22,890	25.75%

Troy Clovis & Sarah Hunt TTEE FBO Benchmark Family Dentistry 401(K) PSP c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	5,005	5.63%

Class K

Capital Bank & Trust Company FBO Lynch Motors, Inc. 401(K) c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	6,655	25.15%

168

Name and Address	Number of Shares of Class	% of Class

Empower Trust Company, LLC FBO Aaronson, Dickerson, Cohn & Lanzone 401(K) c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	3,895	14.72%

Empower Trust Company, LLC FBO Sucherman-Insalaco LLC RP 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	4,984	18.84%

Luciano Prida & Company PA 401(K) Plan 1106 N. Franklin Street Tampa, FL 33602-3841	3,720	14.06%

Mid Atlantic Trust Company FBO Michael R. Wanlass DDS LTD 401(K) PR 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	2,844	10.75%

Class I

Empower Trust Company, LLC FBO York Hospital Retirement Plan c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	57,497	11.20%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	57,235	11.15%

Prudential Retirement Insurance & Annuity Company FBO Wisconsin NECA-IBEW 280 Trumbull Street, 5th Floor Hartford, CT 06103-3599	70,984	13.83%

169

Name and Address	Number of Shares of Class	% of Class

Prudential Retirement Insurance & Annuity Company FBO IBEW Local 280 Trumbull Street, 5th Floor Hartford, CT 06103-3599	96,873	18.88%

Reliance Trust Company FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358-0004	25,715	5.01%

A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 3, 2022.

AB LARGE CAP GROWTH FUND

To the knowledge of the Fund, as of October 3, 2022, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

Charles Schwab & Co. 211 Main Street San Francisco, CA 94105-1901	2,789,142	5.36%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	7,789,527	14.96%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	2,696,482	5.18%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	6,220,119	11.94%

170

Name and Address	Number of Shares of Class	% of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	2,907,761	5.58%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	3,271,970	6.28%

Class C

American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402-2405	797,473	7.06%

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	733,537	6.50%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	902,033	7.99%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	1,218,257	10.79%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	1,011,739	8.96%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	964,109	8.54%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	1,652,814	14.64%

171

Name and Address	Number of Shares of Class	% of Class

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	2,268,757	20.09%

Advisor Class

American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402-2405	11,348,794	9.74%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	23,089,155	19.82%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	7,114,144	6.11%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	19,431,963	16.68%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10,677,025	9.16%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	6,752,505	5.80%

Class R

DCGT Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392-0001	107,705	8.19%

172

Name and Address	Number of Shares of Class	% of Class

State Street Bank and Trust As Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	258,646	19.67%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	113,212	8.61%

Class K

Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	426,806	26.25%

Class I

Empower Trust Company, LLC FBO Employee Benefits Clients 401(K) 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	784,842	8.30%

FIIOC as Agent for Certain Employee Benefit Plans 100 Magellan Way KWIC Covington, KY 41015-1987	534,701	5.65%

Lincoln Retirement Services Company FBO Prince William 403(B) P.O. Box 7876 Fort Wayne, IN 46801-7876	672,858	7.11%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	685,141	7.24%

Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	1,918,506	20.28%

173

Name and Address	Number of Shares of Class	% of Class

Class Z

DCGT Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392-0001	3,076,372	8.00%

Empower Trust Company, LLC FBO Employee Benefits Clients 401(K) 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	2,336,561	6.08%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	6,650,057	17.30%

Voya Retirement Insurance and Annuity Company Qualified Plan 1 Orange Way, # B3N Windsor, CT 06095-4773	4,155,707	10.81%

A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 3, 2022.

AB CONCENTRATED GROWTH FUND

To the knowledge of the Fund, as of October 3, 2022, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	67,342	5.37%

174

Name and Address	Number of Shares of Class	% of Class

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	89,750	7.16%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	410,234	32.74%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	123,104	9.82%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	172,316	13.75%

Class C

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	28,838	5.99%

J.P. Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	68,743	14.29%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	81,052	16.85%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	138,227	28.73%

175

Name and Address	Number of Shares of Class	% of Class

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	29,130	6.05%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	62,565	13.00%

Advisor Class

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	1,483,626	6.88%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	4,625,831	21.44%

SEI Private Trust Company c/o ID 337 Attn: Mutual Fund Admin. 1 Freedom Valley Drive Oaks, PA 19456-9989	1,939,628	8.99%

Class R

AllianceBernstein L.P. Attn: Brent Mather-Seed Account One Nashville Place, 21st Floor 150 4th Avenue North Nashville, TN 37219-2415	174	6.59%

Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1901	1,111	42.02%

Matrix Trust Company Custodian FBO Current Media Partners LLC 401(K) 717 17th St., Ste. 1300 Denver, CO 80202-3304	915	34.61%

176

Name and Address	Number of Shares of Class	% of Class

Mid Atlantic Trust Company FBO Conpay Inc. 401(K) Profit Sharing Plan 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	394	14.89%

Class K

Ascensus Trust Company FBO Nancy Glass Productions Inc. 401(K) Plan P.O. Box 10758 Fargo, ND 58106-0758	1,459	5.40%

Empower Trust Company, LLC FBO ACES 401(K) Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	2,792	10.32%

Empower Trust Company, LLC FBO Social Studies School Service 401(K) 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	9,068	33.53%

Peter/George/Edwin Kunhardt FBO Kunhardt Films LLC Incentive 48 Wheeler Ave. Pleasantville, NY 10570-3046	10,925	40.39%

Class I

AllianceBernstein L.P. Attn: Brent Mather-Seed Account One Nashville Place, 21st Floor 150 4th Avenue North Nashville, TN 37219-2415	166	87.57%

Matrix Trust Company As Agent for Advisor Trust, Inc. School District of La Crosse 403(B) 717 17th Street, Suite 1300 Denver, CO 80202-3304	23	12.27%

Class Z

Saxon & Co., FBO P.O. Box 94597 Cleveland, OH 44101-4597	1,352,770	72.17%

177

Name and Address	Number of Shares of Class	% of Class

Saxon & Co., FBO P.O. Box 94597 Cleveland, OH 44101-4597	386,231	20.60%

A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 3, 2022.

AB DISCOVERY GROWTH FUND

To the knowledge of the Fund, as of October 3, 2022, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	4,854,459	6.94%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	3,765,103	5.38%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	4,269,273	6.10%

Class C

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	519,599	12.06%

178

Name and Address	Number of Shares of Class	% of Class

MLPF&S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	425,118	9.86%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	381,872	8.86%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	419,639	9.74%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	479,514	11.13%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	242,591	5.63%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	860,286	19.96%

Class R

American United Life Custodian FBO AUL American Group Retirement Annuity Separate Accounts Administration P.O. Box 368 Indianapolis, IN 46206-0368	292,623	11.88%

American United Life Custodian FBO American United Trust Separate Accounts Administration P.O. Box 368 Indianapolis, IN 46206-0368	124,382	5.05%

179

Name and Address	Number of Shares of Class	% of Class

Equitable Life for Separate Acct Qualified Plan Attn: Susan Serro 525 Washington Blvd., 27th Floor Jersey City, NJ 07310-1670	153,175	6.22%

MassMutual Financial Group Custodian FBO Massachusetts Mutual Insurance Company 1295 State Street Springfield, MA 01111-0001	203,783	8.28%

Class K

Ascensus Trust Company FBO International Integrated Solutions Ltd. 401(K) Profit Sharing Plan and Trust P.O. Box 10758 Fargo, ND 58106-0758	168,867	10.13%

Nationwide Trust Company FSB FBO Participating Retirement Plans TPA-NTC IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	133,034	7.98%

Reliance Trust CO FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358-0004	118,393	7.11%

Class I

FIIOC as Agent for Certain Employee Benefit Plans 100 Magellan Way KWIC Covington, KY 41015-1987	32,632,771	79.39%

PIMS/Prudential Retirement as Nominee for the TTEE/Custody Plan Endeavor 401(K) Plan 9601 Wilshire Blvd. Beverly Hills, CA 90210-5213	2,205,873	5.37%

180

Name and Address	Number of Shares of Class	% of Class

Class Z

Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	12,806,676	20.08%

FIIOC as Agent for Certain Employee Benefit Plans 100 Magellan Way KWIC Covington, KY 41015-1987	11,656,310	18.28%

SEI Private Trust Co. c/o Principal Financial Attn: Mutual Fund Administrator 1 Freedom Valley Drive Oaks, PA 19456-9989	3,292,646	5.16%

TIAA-CREF Trust Company Custodian/TTEE FBO Retirement Plans for which TIAA acts as Recordkeeper Attn: Trust Operations 211 N. Broadway, Suite 1000 St. Louis, MO 63102-2748	4,325,706	6.78%

Name and Address	Number of Shares of Class	% of Class

Voya Institutional Trust Company as Trustee or Custodian for Core Market Retirement Plans 30 Braintree Hill Office Park Braintree, MA 02184-8747	9,084,197	14.25%

A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 3, 2022.

181

AB SMALL CAP GROWTH PORTFOLIO

To the knowledge of the Fund, as of October 3, 2022, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	1,318,037	9.57%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	873,024	6.34%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	2,410,329	17.51%

Class C

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	92,104	6.54%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	80,912	5.75%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	124,683	8.85%

182

Name and Address	Number of Shares of Class	% of Class

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	164,098	11.65%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	201,538	14.31%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	189,363	13.45%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	148,714	10.56%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	192,564	13.67%

Advisor Class

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	5,904,039	18.88%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	2,982,155	9.54%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	4,994,368	15.97%

183

Name and Address	Number of Shares of Class	% of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	2,553,810	8.17%

Class R

American United Life Custodian FBO American United Trust Separate Accounts Administration P.O. Box 368 Indianapolis, IN 46206-0368	57,448	8.13%

American United Life Custodian FBO AUL American Group Retirement Annuity Separate Accounts Administration P.O. Box 368 Indianapolis, IN 46206-0368	63,639	9.01%

Charles Schwab Trust Bank Custodian Archdiocese of Washington Retirement Plan 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	51,293	7.26%

State Street Bank and Trust As FBO ADP Access Product Trustee and/or Custodian 1 Lincoln Street Boston, MA 02111-2901	127,767	18.09%

Voya Institutional Trust Company Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	41,775	5.91%

Class K

FIIOC as Agent for Certain Employee Benefit Plans 100 Magellan Way KWIC Covington, KY 41015-1987	305,000	12.05%

National Financial Services LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	304,740	12.04%

National Financial Services LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	143,460	5.67%

184

Name and Address	Number of Shares of Class	% of Class

PIMS/Prudential Retirement Plan Nominee Trustee Custodian Accentcare 401(K) Retirement 17855 Dallas Parkway, Suite 200 Dallas, TX 75287-6857	152,835	6.04%

PIMS/Prudential Retirement as Nominee for the TTEE/Custodian Spectrum Health System 403(B) Attn: Retirement Benefits, Mail Code: 108 100 Michigan Street, N.E. Grand Rapids, MI 49503-2560	385,618	15.24%

John Hancock Life Insurance Company (U.S.A.) Attn: JHRPS Trading Operations Suite 6 200 Berkeley Street Boston, MA 02116-5022	132,288	5.23%

Class I

FIIOC as Agent for Certain Employee Benefit Plans 100 Magellan Way KWIC Covington, KY 41015-1987	1,967,554	20.11%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	2,082,000	21.28%

State of South Carolina Trustee FBO State of South Carolina 401(K) c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	1,062,767	10.86%

TIAA-CREF Trust Company Custodian/TTEE FBO Retirement Plans for which TIAA acts as Recordkeeper Attn: Trust Operations 211 N. Broadway, Suite 1000 St. Louis, MO 63102-2748	525,427	5.37%

185

Name and Address	Number of Shares of Class	% of Class

Class Z

DCGT Trustee & or Custodian FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392-0001	948,309	5.22%

Empower Trust Company, LLC FBO Employee Benefits Clients 401(K) Plan 8515 East Orchard Road #2T2 Greenwood Village, CO 80111-5002	923,110	5.08%

Empower Trust Company, LLC FBO The Fifth Third Bancorp Master PSP 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	1,357,776	7.48%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	4,473,813	24.64%

Nationwide Trust Company FSB FBO Participating Retirement Plans NTC-PLNS c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	981,154	5.40%

A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 3, 2022.

186

AB SELECT US EQUITY PORTFOLIO

To the knowledge of the Fund, as of October 3, 2022, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	77,134	6.04%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	180,409	14.13%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	109,205	8.55%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	98,269	7.70%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	80,643	6.32%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	209,208	16.38%

Class C

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	138,215	28.27%

187

Name and Address	Number of Shares of Class	% of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	217,884	44.57%

Advisor Class

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	1,108,421	10.99%

Sanford C. Bernstein & Co., LLC 1 N. Lexington Avenue White Plains, NY 10601-1722	639,046	6.34%

Class R

AllianceBernstein L.P. Attn: Brent Mather-Seed Acct. One Nashville Place, 21st Floor 150 4th Avenue North Nashville, TN 37219-2415	459	5.27%

Mid Atlantic Trust Company FBO Cahill & Cahill PC 401(K) PSP 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	7,345	84.35%

Class K

Empower Trust Company, LLC FBO Associated Specialist in Nephrology and Hypertension LLC 401(K) Profit Sharing Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	11,874	17.52%

Empower Trust Company, LLC FBO Eggland’s Best 401(K) PSP c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	20,886	30.81%

Empower Trust Company, LLC FBO Sucherman-Insalaco LLP RP 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	24,957	36.82%

188

Name and Address	Number of Shares of Class	% of Class

Class I

Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	172,989	76.11%

TD Ameritrade, Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	54,294	23.89%

A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 3, 2022.

AB SELECT US LONG/SHORT PORTFOLIO

To the knowledge of the Fund, as of October 3, 2022, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	1,022,363	10.88%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	2,152,064	22.90%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	679,082	7.22%

189

Name and Address	Number of Shares of Class	% of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,396,097	14.85%

UBS WM USA Omni Account M/F Special Custody Account for the Exclusive Benefit of Customer UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	594,028	6.32%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	1,533,451	16.31%

Class C

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	380,414	10.57%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	802,039	22.29%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	180,282	5.01%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	332,354	9.24%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	391,730	10.89%

190

Name and Address	Number of Shares of Class	% of Class

UBS WM USA Omni Account M/F Special Custody Account for the Exclusive Benefit of Customer UBSFSI Attn: Department Manager 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	401,201	11.15%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	704,023	19.57%

Advisor Class

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	7,494,685	6.56%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	8,163,218	7.15%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	27,687,319	24.24%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	10,072,312	8.82%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	9,472,824	8.29%

191

Name and Address	Number of Shares of Class	% of Class

UBS WM USA Omni Account M/F Special Custody Account for the Exclusive Benefit of Customer UBSFSI Attn: Department Manager 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	13,309,615	11.65%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	10,917,075	9.56%

Class R

Ascensus Trust Company FBO Inglewood Physical Therapy PS 401(K) P.O. Box 10578 Fargo, ND 58106-0758	3,385	8.89%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	15,740	41.36%

PAI Trust Company Inc. Long Le Dentistry LLC 401(K) Profit Sharing Plan 1300 Enterprise Drive De Pere, WI 54115-4934	13,767	36.17%

Class K

AllianceBernstein L.P. Attn: Brent Mather-Seed Acct One Nashville Place, 21st Floor 150 4th Avenue North Nashville, TN 37219-2415	1,000	99.93%

Class I

National Financial Services LLC Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	1,160,152	45.94%

192

Name and Address	Number of Shares of Class	% of Class

Sanford C. Bernstein & Co., LLC 1 N. Lexington Avenue White Plains, NY 10601-1721	328,352	13.00%

SEI Private Trust Company c/o Regions Bank 1 Freedom Valley Drive Oaks, PA 19456-9989	823,386	32.60%

A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 3, 2022.

AB SUSTAINABLE GLOBAL THEMATIC FUND

To the knowledge of the Fund, as of October 3, 2022, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	524,378	9.94%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	432,064	8.19%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	390,533	7.40%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	336,033	6.37%

193

Name and Address	Number of Shares of Class	% of Class

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	364,647	6.91%

Class C

American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402-2405	51,268	18.95%

J.P. Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	25,024	9.25%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	31,517	11.65%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	44,505	16.45%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	20,471	7.56%

UBS WM USA Omni Account M/F Special Custody Account for the Exclusive Benefit of Customer UBSFSI Attn: Department Manager 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	15,159	5.60%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	24,114	8.91%

194

Name and Address	Number of Shares of Class	% of Class

Advisor Class

UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	903,022	12.16%

Class R

State Street Bank and Trust As Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	8,110	21.72%

Voya Institutional Trust Company Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4774	17,799	47.66%

Class K

Capital Bank & Trust Company TTEE F United Consulting Group Ltd. 401(K) Profit Sharing 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	1,861	7.43%

Empower Trust Company, LLC Ambassador Home Improvements, Inc. 401(K) 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	2,158	8.61%

Empower Trust Company, LLC FBO Bassett Sprinkler Protection, Inc. 401(K) Profit Sharing Plan & Trust 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	1,292	5.16%

Empower Trust Company, LLC FBO Demilta Scrap & Salvage Inc. 401(K) Plan c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	1,499	5.98%

195

Name and Address	Number of Shares of Class	% of Class

Empower Trust Company, LLC FBO Eggland's Best 401(K) PSP c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	2,584	10.31%

Empower Trust Company, LLC FBO LAM Design Associates Inc. Profit Sharing 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	7,099	28.33%

State Street Bank and Trust As Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	2,261	9.02%

Class I
DCGT Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392-0001	15,806	5.15%

John Hancock Life Insurance Company(U.S.A.) Attn: JHRPS Trading Operations ST6 200 Berkeley Street Boston, MA 02116-5022	60,751	19.80%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	31,349	10.22%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	109,248	35.61%

196

Name and Address	Number of Shares of Class	% of Class

Class Z

Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Road St. Louis, MO 63131-3710	265,104	73.77%

Northern Trust Company Custodian FBO Arison Arts Foundation P.O. Box 92956 Chicago, IL 60675-2956	91,337	25.42%

A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 3, 2022.

AB SUSTAINABLE INTERNATIONAL THEMATIC FUND

To the knowledge of the Fund, as of October 3, 2022, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	785,509	9.44%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	800,505	9.62%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	613,297	7.37%

197

Name and Address	Number of Shares of Class	% of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	481,852	5.79%

UBS WM USA Omni Account M/F Special Custody Account for the Exclusive Benefit of Customer UBSFSI Attn: Department Manager 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	439,168	5.28%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	501,057	6.02%

Class C

Charles Schwab & Co., Inc. Special Custody Account For the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	5,135	6.93%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	18,194	24.54%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	7,860	10.60%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5,300	7.15%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	5,830	7.86%

198

Name and Address	Number of Shares of Class	% of Class

SEI Private Trust Co. c/o Pacific Premier Trust 1 Freedom Valley Dr. Oaks, PA 19456-9989	3,777	5.09%

Matrix Trust Company Custodian FBO Bet Farms, Inc. 401(K) Profit Sharing Plan 717 17th Street, Suite 1300 Denver, CO 80202-3304	3,871	5.22%

Advisor Class

Goldman Sachs & Co., LLC c/o Mutual Funds Operations 222 S. Main Street Salt Lake City, UT 84101-2199	1,709,833	5.17%

Class R

American United Life Custodian FBO American United Trust Separate Accounts Administration P.O. Box 368 Indianapolis, IN 46206-0368	16,565	7.71%

Ascensus Trust Company FBO Next Jump Inc. 401(K) P.O. Box 10758 Fargo, ND 58106-0758	55,871	26.02%

Capital Bank & Trust Company TTEE Duggan's Serra Mortuary 401(K) 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	22,280	10.38%

Empower Trust Company, LLC FBO Empower Benefit Grand Fathered Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	25,129	11.70%

Hartford Life Insurance Company Separate Account 401(K) Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	21,615	10.07%

199

Name and Address	Number of Shares of Class	% of Class

State Street Bank and Trust as Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	17,384	8.10%

Class K

Ascensus Trust Company FBO Geometrica, Inc. 401(K) Profit Sharing Plan P.O. Box 10758 Fargo, ND 58106-0758	11,832	5.76%

Ascensus Trust Company FBO International Integrated Solutions Ltd. 401(K) Profit Sharing Plan and Trust P.O. Box 10758 Fargo, ND 58106-0758	14,569	7.10%

Ascensus Trust Company FBO Stepbrand Enterprises 401(K) Profit Sharing Plan P.O. Box 10577 Fargo, ND 58106-0577	16,028	7.81%

Empower Trust Company, LLC FBO Butler Waddell Interests Ltd. 401(K) 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	20,827	10.15%

Empower Trust Company, LLC FBO Center for Orthopaedic & Sports Medicine 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	21,935	10.69%

Empower Trust Company, LLC FBO News 2 You Inc. 401(K) 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	12,444	6.06%

Lincoln Retirement Services Company FBO Texas A&M 403(b) ORP P.O. Box 7876 Fort Wayne, IN 46801-7876	18,244	8.89%

200

Name and Address	Number of Shares of Class	% of Class

Lincoln Retirement Services Company FBO University of Texas ORP P.O. Box 7876 Fort Wayne, IN 46801-7876	15,341	7.47%

Class I

Charles Schwab & Co., Inc. Special Custody Account For the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	2,158	7.56%

Mid-Atlantic Trust Company FBO Howland Engineering & Surveying 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	2,539	8.89%

Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	6,808	23.84%

TD Ameritrade, Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	7,673	26.87%

T. Rowe Price Retirement Plan Services Retirement Plan Clients 4515 Painters Mill Road Owings Mills, MD 21117-4903	7,277	25.49%

Class Z

Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Road St. Louis, MO 63131-3710	92,031	11.45%

Saxon & Co. FBO P.O. Box 94597 Cleveland, OH 44101-4597	589,608	73.34%

201

Name and Address	Number of Shares of Class	% of Class

Saxon & Co. FBO P.O. Box 94597 Cleveland, OH 44101-4597	79,351	9.87%

A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 3, 2022.

AB GLOBAL CORE EQUITY PORTFOLIO

To the knowledge of the Fund, as of October 3, 2022, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

Empower Trust Company, LLC FBO Social Studies School Service 401(K) 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	361,430	25.67%

Sanford C. Bernstein & Co., LLC 1 N. Lexington Avenue White Plains, NY 10601-1721	245,743	17.45%

Sanford C. Bernstein & Co., LLC 1 N. Lexington Avenue White Plains, NY 10601-1721	104,068	7.39%

Class C

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	2,497	5.76%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11,027	25.42%

202

Name and Address	Number of Shares of Class	% of Class

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	19,456	44.86%

RBC Capital Markets, LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Operations Manager 250 Nicollet Mall, Suite 1400 Minneapolis, MN 55402-4413	8,310	19.16%

A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 3, 2022.

AB INTERNATIONAL LOW VOLATILITY EQUITY PORTFOLIO

To the knowledge of the Fund, as of April 24, 2023, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	35,632	7.43%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 39th Floor New York, NY 10004-1932	24,686	5.15%

TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	310,502	64.73%

Class C

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	4,483	22.66%

203

Name and Address	Number of Shares of Class	% of Class

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	13,413	67.80%

Class Z

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 501 Commerce Street, 23rd Floor Nashville, TN 37203-6039	827	20.98%

Empower Trust Company, LLC FBO Employee Benefits Clients 401(K) 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	558	14.15%

Empower Trust Company, LLC FBO Empower Benefit Plans 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	2,555	64.82%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of April 24, 2023.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

To the knowledge of the Fund, as of October 3, 2022, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1902	317,562	46.49%

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Name and Address	Number of Shares of Class	% of Class

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	47,440	6.95%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	51,489	7.54%

Sanford C. Bernstein & Co., LLC 1 N. Lexington Avenue, 19th Floor White Plains, NY 10601-1722	50,659	7.42%

Sanford C. Bernstein & Co., LLC 1 N. Lexington Avenue, 19th Floor White Plains, NY 10601-1722	158,985	23.28%

Class C

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	51,726	54.71%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	9,895	10.47%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	4,973	5.26%

Stephen C. Dee TOD/DE San Francisco, CA 94109-3837	4,761	5.04%

A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 3, 2022.

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AB SUSTAINABLE US THEMATIC PORTFOLIO

To the knowledge of the Fund, as of October 3, 2022, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A
AllianceBernstein L.P. Attn: Brent Mather-Seed Account One Nashville Place, 21st Floor 150 4th Avenue North Nashville, TN 37219-2415	516	8.12%

AllianceBernstein Trust Company C/F Jessica L. Valencia Roth IRA Northbrook, IL 60062-3707	385	6.06%

Charles Cardillo Custodian FBO Casey Cardillo Under-NY UTMA Hauppauge, NY 11788-4708	2,538	39.93%

Pershing LLC P.O. Box 2052 Jersey City, NY 07303-2052	2,607	41.02%

Class C

AllianceBernstein LP Attn: Brent Mather-Seed Account One Nashville Place, 21st Floor 150 4th Avenue North Nashville, TN 37219-2415	575	32.39%

Christopher J. Komater San Francisco, CA 94114-2816	432	24.32%

Evan KAO TOD/DE Berkeley, CA 94709-1714	159	8.93%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	609	34.30%

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Name and Address	Number of Shares of Class	% of Class

Advisor Class

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1901	372,078	5.27%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	422,296	5.98%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	4,105,091	58.12%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	1,100,843	15.59%

UBS WM USA Omni Account M/F Special Custody Account for the Exclusive Benefit of Customer UBSFSI Attn: Dept. Manager 1000 Harbor Blvd. Weehawken, NJ 07086-6761	430,326	6.09%

Class Z

AllianceBernstein L.P. Attn: Brent Mather-Seed Account One Nashville Place, 21st Floor 150 4th Avenue North Nashville, TN 37219-2415	516	99.70%

A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 3, 2022.

Custodian and Accounting Agent

State Street, c/o State Street Corporation CCB/5, 1 Iron Street, Boston, MA 02210 acts as the custodian and as accounting agent for the Growth Fund, Large Cap Growth,

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Discovery Growth, Small Cap Growth, Sustainable Global Thematic, Concentrated Growth, Select US Long/Short and Concentrated International Growth, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of each Fund's Directors, State Street may enter into sub-custodial agreements for the holding of the Fund's securities outside of the United States.

BBH, 50 Post Office Square, Boston, MA 02110, will act as the custodian and as accounting agent for Sustainable International Thematic, Select US Equity, Global Core Equity, International Low Volatility Equity and Sustainable US Thematic but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, BBH may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

In September 2021, SSC and BBH announced that they entered into a definitive agreement for SSC to acquire BBH's Investor Services business, including its custody and accounting services. Please see discussion under "Expenses of the Funds – Securities Lending Agreement" above.

Principal Underwriter

ABI, an indirect, wholly-owned subsidiary of the Adviser, located at 501 Commerce Street, Nashville, TN 37203, is the principal underwriter of shares of the Funds.

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Under the Distribution Services Agreement, the Funds have agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

Legal matters in connection with the issuance of the shares of the Funds offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

Independent Registered Public Accounting Firm

Ernst & Young LLP, One Manhattan West, New York, New York 10001, has been appointed as the independent registered public accounting firm for the Funds.

Code of Ethics and Proxy Voting Policies and Procedures

The Funds, the Adviser and ABI have each adopted Codes of Ethics pursuant to Rule 17j-1 of the Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

The Funds have adopted the Adviser's proxy voting policies and procedures. A description of the Adviser's proxy voting policies and procedures is attached as Appendix A.

Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or through the Fund's website at www.abfunds.com; or both; and (2) on the SEC's website at www.sec.gov.

Additional Information

Shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Funds with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

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FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements of each of the Growth Fund, Large Cap Growth, Small Cap Growth, Sustainable Global Thematic and Discovery Growth for the fiscal year ended July 31, 2022 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Funds’ annual reports. The unaudited financial statements of the Funds for the semi-annual period ended January 31, 2023, are incorporated herein by reference to the Funds’ semi-annual report. The annual reports for Small Cap Growth, Growth Fund, Large Cap Growth, Discovery Growth and Sustainable Global Thematic were filed on Form N-CSR with the SEC on September 29, 2022, as amended March 13, 2023 and the semi-annual reports were filed on Form N-CSRS with the SEC on March 29, 2023. These reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.abfunds.com.

 The audited financial statements of each of Concentrated Growth, Sustainable International Thematic, Select US Equity, Select US Long/Short, Global Core Equity, International Low Volatility Equity, Concentrated International Growth and Sustainable US Thematic for the fiscal year or period ended June 30, 2022 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Funds’ annual reports. The unaudited financial statements of the Funds for the semi-annual period ended December 31, 2022, are incorporated herein by reference to the Funds’ semi-annual report. The annual reports were filed on Form N-CSR with the SEC on September 2, 2022, as amended March 13, 2023 and the semi-annual reports were filed on Form N-CSRS with the SEC on March 3, 2023. These reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.abfunds.com.

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Appendix A

Proxy Voting and Governance Policy Statement

Introduction

AllianceBernstein L.P.'s ("AB," "we," "us," "our" and similar terms) mission is to work in our clients' best interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value. AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB's fiduciary obligations extend to AB's exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB's general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, "proxies"), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients' investment strategies, and in accordance with this Proxy Voting and Governance Policy ("Proxy Voting and Governance Policy" or "Policy") and the operative agreements governing the relationship with each respective client. This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB's internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting ("members of the Responsible Investing team"), in order to ensure that this Policy and its procedures are implemented consistently.

To be effective stewards of our client's investments and maximize shareholder value, we need to vote proxies on behalf of our clients responsibly. This Policy forms part of a suite of policies and frameworks beginning with AB's Stewardship Statement that outline our approach to responsibility, responsible investing, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments. Proxy voting is an integral part of this process, enabling us to support strong corporate governance structures, shareholder rights, transparency and disclosure, and encourage corporate action on material environmental, social and governance and climate issues.

This Policy is overseen by the Proxy Voting and Governance Committee ("Proxy Voting and Governance Committee" or "Committee"), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

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Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals. In turn, our votes on some proposals may vary by issuer, while maintaining the goal of maximizing the value of the securities in client portfolios.

Research Services

We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services ("ISS") and Glass Lewis at different levels. All our investment professionals can access these materials via the members of the Responsible Investing team and/or the Proxy Voting and Governance Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek the points of view from various parties. Internally, the members of the Responsible Investing team may consult the Proxy Voting and Governance Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our Equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change that we believe will drive shareholder value. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the members of the Responsible Investing team, who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting and Governance Policy. We assess each proxy proposal in light of these principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong

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investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and environmental, social related proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the local market best practice code in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals: Appointment of Auditors

We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

We recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm's auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor, if those fees account for 50% or more of total fees paid. In the U.K. market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company's audit committee. In addition, we generally vote against authorizing the audit committee to set the

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remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings

These proposals allow "qualified shareholders" to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission ("SEC") in 2010, but vacated by the D.C. Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company's annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC's framework including implementing restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

Occasionally, we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social Related Disclosure Proposals Including Lobbying and Political Spending

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our "principles-based" approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind

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our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients' best interests.

Conflicts of Interest

As a fiduciary, we always must act in our clients' best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics ("Code") to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients' best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and proxy advisors' recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, we refer to proposed vote to our Conflicts Officer for his determination.

In addition, our Proxy Voting and Governance Committee takes reasonable steps to verify that our primary proxy advisor, ISS, continues to be independent, including an annual review of ISS's conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Voting Transparency

We publish our voting records on our Internet site (www.alliancebernstein.com) one business day after the company's shareholder meeting date. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Pre-Disclosure of Vote Intentions on Select Proposals

As part of our engagement and stewardship efforts, AB publishes our vote intentions on certain proposals in advance of select shareholder meetings, with an emphasis on issuers where our discretionary managed accounts have significant economic exposure. The selected proposals are chosen because they impact a range of key topics where AB may have expressed our viewpoints publicly, through prior engagement or proxy voting. We do not pre-disclose our vote intentions on mergers and acquisition activity. The published vote intentions are available on our RI webpage.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the timeframe required by local regulation and custom, with the minimum timeframe being the U.S. record retention requirement of six-plus years. We maintain the vast majority of these records electronically.

Loaned Securities

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, for AB managed funds, the agent lenders have standing instructions to recall all securities on loan systematically in a timely manner on a best effort basis in order for AB to vote the proxies on those previously loaned shares.

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